As filed with the Securities and Exchange Commission on October 31, 2005

                                             1933 Act Registration No. 333-66181
                                             1940 Act Registration No. 811-09079

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]
                                                          ---

         Pre-Effective Amendment No. _____  [ ]
                                            ---

         Post-Effective Amendment No.   18           [X]
                                       ----          ---

                                                     and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                                                ---

         Amendment No. 19
                      ----

                        (Check appropriate box or boxes)

                         MORGAN KEEGAN SELECT FUND, INC.
               (Exact name of registrant as specified in charter)
                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (901) 524-4100

                              ALLEN B. MORGAN, JR.
                               Morgan Keegan Tower
                            Memphis, Tennessee 38103
                     (Name and Address of Agent for Service)

                                   Copies to:

                              ARTHUR J. BROWN, ESQ.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                          1800 Massachusetts Ave., N.W.
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[X] On November 1, 2005 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On ______________ pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On ___________ pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         Morgan Keegan Select Fund, Inc.

                       Contents of Registration Statement



This Registration Statement consists of the following papers and documents.

  Cover Sheet

  Contents of Registration Statement

  Part A - Prospectus - Regions Morgan Keegan Select Short Term Bond Fund
                        Regions Morgan Keegan Select Intermediate Bond Fund Regions Morgan Keegan Select High Income Fund

  Part B - Statement of Additional Information -
                        Regions Morgan Keegan Select LEADER Short Term Bond Fund Regions Morgan Keegan Select Intermediate Bond Fund Regions Morgan Keegan Select High Income Fund

  Part C - Other Information

  Signature Page

  Exhibit Index

  Exhibits

[GRAPHIC]
PROSPECTUS
NOVEMBER 1, 2005

MORGAN KEEGAN SELECT FUND, INC.

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND
A BOND FUND FOR INVESTORS WHO SEEK A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND
A BOND FUND FOR INVESTORS WHO SEEK TO EARN A HIGH LEVEL OF INCOME PRIMARILY FROM INTERMEDIATE MATURITY, INVESTMENT GRADE BONDS.

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND
A BOND FUND FOR INVESTORS WHO CAN ACCEPT HIGHER RISK AND SEEK TO EARN A HIGH LEVEL OF INCOME PRIMARILY FROM BELOW INVESTMENT GRADE BONDS.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds' shares described in this prospectus or determined whether this prospectus is complete or accurate. Any representation to the contrary is a criminal offense

                                       [Regions Morgan Keegan Select Funds Logo]



Each fund is a series of Morgan Keegan Select Fund, Inc.

                                Table of Contents
                                -----------------
                                                                            Page
                                                                            ----

Introduction...................................................................1
Regions Morgan Keegan Select Short Term Bond Fund..............................2
  Principal Objectives.........................................................2
  Principal Investment Strategies..............................................2
  Principal Risks..............................................................2
  Performance..................................................................4
  Fees and Expenses............................................................5
Regions Morgan Keegan Select Intermediate Bond Fund............................8
  Principal Objectives.........................................................8
  Principal Investment Strategies..............................................8
  Principal Risks..............................................................9
  Performance.................................................................10
  Fees and Expenses...........................................................11
Regions Morgan Keegan Select High Income Fund.................................13
  (CLOSED TO NEW INVESTORS)...................................................13
  Principal Objectives........................................................13
  Principal Investment Strategies.............................................13
  Principal Risks.............................................................14
  Performance.................................................................15
  Fees and Expenses...........................................................17
How to Buy Shares.............................................................19
How to Redeem Shares..........................................................23
How to Exchange Shares........................................................24
Account Policies..............................................................25
Distribution of Fund Shares...................................................27
Management of the Funds.......................................................28
Other Information.............................................................30
  Privacy Policy Notice.......................................................30
  Proxy Voting Policies and Procedures........................................32
  Portfolio Holdings Information..............................................32
Tax Considerations............................................................33
Financial Highlights..........................................................34
For Additional Information............................................Back Cover


Shares of Morgan Keegan Select Fund, Inc., like shares of all mutual funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

INTRODUCTION

Morgan Keegan Select Fund, Inc. (the "Company") offers three bond funds to investors with varied investment objectives, from investors with short-term goals who wish to take little investment risk to those investors who have long-term goals and are willing to bear the risks of high-yield, below investment grade bonds for potentially greater rewards. Morgan Asset Management, Inc., an indirect, wholly owned subsidiary of Regions Financial Corporation and a registered investment adviser, is the investment adviser to the Company.

This prospectus describes the Class A, C and I Shares of Regions Morgan Keegan Select Short Term Bond Fund ("Short Term Bond Fund"), Regions Morgan Keegan
Select Intermediate Bond Fund ("Intermediate Bond Fund") and Regions Morgan Keegan Select High Income Fund ("High Income Fund"). Each fund has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this prospectus carefully before investing and keep it for your future reference.

                REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

PRINCIPAL OBJECTIVES

The fund seeks a high level of current income consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Regions  Morgan  Keegan  Select  Short Term Bond Fund  ("Short  Term Bond Fund")
invests primarily in issues rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO") (for example, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by Standard & Poor's) or unrated issues deemed by Morgan Asset Management, Inc., the fund's investment adviser ("Adviser"), to be of comparable quality. If a security's rating is reduced below the required minimum after the fund has purchased it, the fund is not required to sell the security, but may consider doing so. The types of securities that the fund may purchase include bonds of U.S. corporate and governmental issuers, U.S. dollar-denominated bonds of foreign issuers, mortgage-backed and other asset-backed securities, and preferred stock. The fund may also invest in collateralized mortgage obligations, repurchase agreements, adjustable rate securities and payable in-kind bonds. Under normal market conditions, at least 80% of the fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in bonds or other debt obligations. The fund may also invest in securities rated below investment grade, commonly known as junk bonds (for example, below Baa or BBB), but does not expect such investments to exceed 10% of the fund's net assets. The fund will normally maintain a dollar-weighted average portfolio maturity of three years or less, but may purchase individual securities with longer maturities.

By limiting the maturity of its portfolio securities the fund seeks to moderate principal fluctuations. In addition, the fund's Adviser seeks to increase total return by actively managing portfolio maturity and security selection considering economic and market conditions. While maturity and credit quality are the most important investment factors, other factors considered by the Adviser when making investment decisions include current yield and yield to maturity and potential for capital gain.

In managing the fund's portfolio, the Adviser focuses on those securities believed to offer the most attractive value relative to alternative investments. That is, the Adviser invests in securities that it believes offer potentially better yield or total return (the combination of yield and price appreciation) than securities of comparable rating and maturity. This strategy is generally referred to as a "value" approach and is primarily concerned with individual security and sector selection. In addition, the Adviser's strategy does not attempt to forecast interest rate movements; rather the goal is to keep the fund's assets "fully invested" (hold a minimal amount of cash reserves - generally less than 10%) and to maintain a relatively stable average effective portfolio maturity.

Decisions to sell portfolio holdings are generally the result of changes in the Adviser's forecast of interest rate trends or other economic conditions, changes in the Adviser's assessment of the financial condition of a particular issuer, an industry or sector, for liquidity purposes, or to rebalance the portfolio.

PRINCIPAL RISKS

An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's Shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to implement the investment strategy of the fund.




The  fund  invests  primarily  in  short-term   investment  grade   fixed-income
securities, which provide income and a level of protection of capital, but present less potential for capital appreciation than equity securities.

The fund's investment performance is subject to a variety of risks, such as:

     o BOND MARKET RISK. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the risk that the issuer of the bond will not pay or is perceived as less likely to pay the interest and principal payments when due. Bond prices typically decline if the issuer's credit quality deteriorates. The ability of the issuers of the securities held by the fund to meet their obligations might be affected by economic developments in a specific industry, state or region. Interest rate risk is the risk that interest rates will rise and the prices of bonds will fall. Interest rate risk is generally greater the longer the remaining maturity of the bonds. Prices will usually decrease more for a longer term bond when interest rates rise. A broad-based market drop may also cause a bond's price to fall.


     o SELECTION RISK. This means that the particular bonds that are selected for the fund may underperform the market or other funds with similar objectives.


     o INVESTMENT GRADE BOND RISK. Bonds that are rated in the top four credit categories by at least one NRSRO at the time of purchase or, if not rated, that are considered by the Adviser to be of comparable quality. Investment grade bonds are considered less risky than bonds whose ratings are below investment grade; ratings are no guarantee of quality. The credit quality of these bonds can decline which would normally cause the prices of these bonds to decline.


     o BELOW INVESTMENT GRADE BONDS RISK. These bonds, commonly known as junk bonds, involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its Shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers may experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below investment grade bonds are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. NRSROs consider these bonds to be speculative in nature.

     o FOREIGN ISSUER RISK. The fund may invest in U.S. dollar-denominated debt instruments issued by foreign governments or corporations. Foreign investments involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the fund's performance to fluctuate more than if it held only U.S. securities.

     o ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK; PREPAYMENT RISK. There is the risk that the principal on asset- or mortgage-backed securities may be partially or fully prepaid at any time, which will reduce the yield and market value. During periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. The fund will be subject to reinvesting in securities with lower yields as a result.

PERFORMANCE

On February 18, 2005, the fund, which had no previous operations, merged with LEADER Short Term Bond Fund, a series of LEADER Mutual Funds, and assumed that portfolio's operating history and performance record. The performance included in the bar charts and tables below for the periods commencing on or before February 18, 2005 is that of the fund's predecessor, which commenced investment operations on January 5, 2001. The performance information shown reflects fees and expenses of the fund.

The bar charts below give some indication of the risks of an investment in the fund by showing changes in the performance of the fund's predecessor from year to year and by comparing that performance with a broad measure of market performance. The tables below show the average annual total returns of the fund's predecessor for the past one year through December 31, 2004 and since inception and compares that performance to the returns of a broad-based index. The fund's adviser, Morgan Asset Management, Inc., advised the predecessor fund from July 1, 2004 until the February 18, 2005 merger and continues to do so. An unrelated adviser managed the predecessor fund before July 1, 2004.

Both  the  bar  charts  and  tables   assume   reinvestment   of  dividends  and
distributions and do not reflect payment of any sales charges. If sales charges were reflected, the returns would be less than those shown.

Past performance (before and after taxes) is not an indication of future results.

ANNUAL TOTAL RETURNS
(CALENDAR YEARS 2002-2004)

The following bar chart illustrates the annual total returns for Class A Shares of the fund and its predecessor. The returns for Class I Shares of the fund differ from the Class A Shares shown in the bar chart to the extent their respective expenses and consequently their total returns differ. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

        PERFORMANCE BAR CHART
        YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
        FOR CLASS A SHARES

        [OBJECT OMITTED]

        2002            2003            2004
        5.14%           5.08%           1.14%


                                 CALENDAR YEAR

Year-to-date performance as of 9/30/05:               1.83%

Class A Shares highest quarterly return during
years shown:                                          3.10% December 31, 2002
Class A Shares lowest quarterly return during years
shown:                                                (1.88%)  June 30, 2004

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below shows how the average annual total returns (adjusted to reflect maximum applicable sales charges) for the predecessor fund's Shares (before and after taxes) compared to those of the Lehman Brothers 1 - 3 year Government/Credit Index. The Lehman Brothers 1 - 3 year Government/Credit Index is an index composed of all bonds of investment grade with a maturity between one and three years. The table also shows the predecessor fund's Class A total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of fund Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       SINCE
                                                                     INCEPTION
                                                          1 YEAR     (1/5/2001)
 -------------------------------------------------------------------------------
 Class A Shares Return Before Taxes                       (0.40%)      3.61%
 (with 1.50% sales charge)
 Class A Shares Return After Taxes on Distributions       (1.44%)      2.24%
 Class A Shares  Return  After Taxes on  Distributions
 and Sales of Fund Shares                                 (0.27%)      2.25%

 Class C Shares Return Before Taxes                        N/A(1)     N/A(1)
 (with applicable Contingent Deferred Sales Charge
 ("CDSC"))
 Class I Shares Return Before Taxes                        1.44%       4.26%
 Lehman Brothers 1 - 3 Year Government/Credit Index(2)     1.30%        N/A


(1) Class C Shares will commence investment operations on November 1, 2005 and therefore do not have historical return information to report.

(2) Index returns do not reflect any deduction for fees, expenses or taxes.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE, CALL 800-564-2188. MUTUAL FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS, ARE NOT GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold Shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
(expenses paid directly from your investment)      Class A    Class C   Class I
--------------------------------------------------------------------------------
Maximum sales charge (Load)                        1.50%(1)   0.00%     None
     (as a percentage of offering price)
Maximum CDSC (Load)                                None(2)    1.00%     None
Maximum sales charge (Load) imposed on             None       None      None
 reinvested dividends and other distributions
Redemption fee (as a percentage of amount          None       None      None
 redeemed)
Exchange fee                                       None       None      None
Maximum Account fee                                None       None      None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)      Class A    Class C   Class I
--------------------------------------------------------------------------------
Investment advisory fee(3)                         0.35%      0.35%     0.35%
12b-1 distribution fee                             0.00%      0.20%     0.00%
12b-1 shareholder service fee                      0.25%      0.25%     0.00%
Other operating expenses(4)                        0.48%      0.48%     0.46%
                                                   -----------------------------
TOTAL ANNUAL OPERATING EXPENSES                    1.08%      1.28%     0.81%
                                                   =============================

(1) No sales charge is imposed for purchases of $1 million or more.
(2) On purchases of $1 million or more, a CDSC of 1.00% of the redemption amount may apply to Class A Shares redeemed within 12 months of the purchase.
(3) Effective September 1, 2005, the fund's investment advisory fee was reduced from 0.55% to 0.35%.
(4) The fund's other operating expenses are based upon operating expenses for the June 30, 2005 fiscal year. The fund's administrative services fee was terminated effective September 1, 2005.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the fund and then redeem all of your Shares at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                   Class A          Class C        Class I
                                 -------------------------------------------
1 YEAR Assuming redemption          $259             $231            $83
1 YEAR Assuming no redemption       $259             $131            $83
3 YEARS                             $489             $407            $260

5 YEARS                             $739             $705            $452

10 YEARS                           $1,455           $1,554          $1,008

               REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PRINCIPAL OBJECTIVES

The fund seeks a high level of income by investing in intermediate maturity, investment grade bonds. The fund seeks capital growth as a secondary objective when consistent with the fund's primary objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, Regions Morgan Keegan Select Intermediate Bond Fund ("Intermediate Bond Fund") seeks to achieve its objectives by investing at least 80% of its assets in debt securities. The fund invests primarily in investment grade, intermediate term maturity bonds (those bonds rated investment grade by at least one nationally recognized statistical rating organization ("NRSRO") with effective maturities of 1 to 10 years) that the Adviser believes offer attractive yield and capital appreciation potential. Investment grade securities purchased by the fund will be rated, at the time of investment, at least BBB by at least one NRSRO including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") or, if unrated, will be determined by the Adviser to be of comparable quality. If a security satisfies the fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the fund and its shareholders. The fund may invest in U.S. Government securities, corporate bonds, debentures, notes, preferred stock, mortgage-backed and asset-backed securities. Moreover, in addition to purchasing investment grade securities to fulfill its investment objectives, the fund may invest up to 35% of its assets in below investment grade bonds (commonly referred to as "junk bonds"), convertible securities and common stocks. The policy of the fund under normal circumstances is to keep the portfolio's average effective maturity between 3 and 10 years.

In managing the fund's portfolio, the Adviser focuses on those securities believed to offer the most attractive value relative to alternative investments. That is, the Adviser invests in securities that it believes offer potentially better yield or total return (the combination of yield and price appreciation) than securities of comparable rating and maturity. This strategy is generally referred to as a "value" approach and is primarily concerned with individual security and sector selection. In addition, the Adviser's strategy does not attempt to forecast interest rate movements; rather the goal is to keep the fund's assets "fully invested" (hold a minimal amount of cash reserves - generally less than 10%) and to maintain a relatively stable average effective portfolio maturity. The Adviser sells securities that it believes no longer offer potentially better yield or total return than other available securities.




For liquidity and flexibility, the fund may invest in investment grade, short-term securities. In unusual market conditions, the fund may invest more assets in these securities temporarily as a defensive tactic. To the extent the fund uses this strategy, it may not achieve its investment objectives.

PRINCIPAL RISKS

An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's Shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to implement the investment strategy of the fund.

The fund's investment performance is subject to a variety of risks, such as:

     o BOND MARKET RISK. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the risk that the issuer of the bond will not pay or is perceived as less likely to pay the interest and principal payments when due. Bond prices typically decline if the issuer's credit quality deteriorates. The ability of the issuers of the securities held by the fund to meet their obligations might be affected by economic developments in a specific industry, state or region. Interest rate risk is the risk that interest rates will rise and the prices of bonds will fall. Interest rate risk is generally greater the longer the remaining maturity of the bonds. Prices will usually decrease more for a longer term bond when interest rates rise. A broad-based market drop may also cause a bond's price to fall.

     o INTERMEDIATE TERM BOND RISK. Bonds (debt) that have average maturities generally ranging from 1 to 10 years normally offer higher yields but less price stability than short-term bonds and offer greater price stability but lower yields than long term bonds.

     o INVESTMENT GRADE BOND RISK. Bonds that are rated in the top four credit categories by at least one NRSRO at the time of purchase or, if not rated, that are considered by the Adviser to be of comparable quality. Investment grade bonds are considered less risky than bonds whose ratings are below investment grade; ratings are no guarantee of quality. The credit quality of these bonds can decline which would normally cause the prices of these bonds to decline.

     o BELOW INVESTMENT GRADE BOND RISK. These bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its Shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers may experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below investment grade bonds are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. NRSROs consider these bonds to be speculative in nature.

     o ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK; PREPAYMENT RISK. There is the risk that the principal on asset- or mortgage-backed securities may be partially or fully prepaid at any time, which will reduce the yield and market value. During periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. The fund will be subject to reinvesting in securities with lower yields as a result.

     o SELECTION RISK. This means that the particular bonds that are selected for the fund may underperform the market or other funds with similar objectives.

PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing changes in the fund's performance from year to year and by comparing the fund's performance with a broad measure of market performance.

Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the periods shown. The fund began investment operations on March 22, 1999.

Past performance (before and after taxes) is not an indication of future performance.

ANNUAL TOTAL RETURNS
(CALENDAR YEARS 2000-2004)

The following bar chart illustrates the annual total returns for the fund's Class A Shares. The returns for Class C and Class I Shares of the fund differ from the Class A Shares shown in the bar chart to the extent their respective expenses and consequently their total returns differ. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

        PERFORMANCE BAR CHART
        YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
        FOR CLASS A SHARES

        [OBJECT OMITTED]

        2000    2001    2002    2003    2004
        12.47%  11.82%  8.27%   6.33%   7.00%

                                 CALENDAR YEAR


Year-to-date performance as of 9/30/05:    3.74%

Class A Shares highest quarterly return
during years shown:                        4.44% March 31, 2001
Class A Shares lowest quarterly return
during years shown:                        0.28% September 30, 2003

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below shows how the average annual total returns (adjusted to reflect maximum applicable sales charges) for the fund's Shares (before and after taxes) compare to those of the Lehman Brothers Intermediate Aggregate Index. The Lehman Brothers Intermediate Aggregate Index is a broad-based unmanaged index of intermediate U.S. investment grade fixed rate bonds, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. The table also shows the Class A total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of fund Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                        SINCE
                                                           1 YEAR     INCEPTION
 -------------------------------------------------------------------------------
 Class A Shares Return Before Taxes                         4.86         7.82
 (with a 2.00% sales charge)
 Class A Shares Return After Taxes on Distributions         2.13         4.72
 Class A Shares  Return  After Taxes on  Distributions      3.11         4.76
 and Sales of Fund Shares
 Class C Shares Return Before Taxes                         5.56         7.81
      (with applicable CDSC)
 Class I Shares Return Before Taxes                         7.26         8.47
 Lehman Brothers Intermediate Aggregate Index(1)            3.74         6.36

(1) Index returns do not reflect any deduction for fees, expenses or taxes.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE, CALL 800-564-2188. MUTUAL FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS, ARE NOT GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold Shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
  (expenses paid directly from your investment)   Class A     Class C    Class I
--------------------------------------------------------------------------------
Maximum sales charge (Load)                        2.00%(1)    0.00%      0.00%
  (as a percentage of offering price)
Maximum CDSC (Load)                                0.00%(2)    1.00%      0.00%
Maximum sales charge (Load) imposed on             None        None       None
  reinvested dividends and other
  distributions
Redemption fee (as a percentage of amount          None        None       None
  redeemed)
Exchange fee                                       None        None       None
Maximum Account fee                                None        None       None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)     Class A      Class C   Class I
--------------------------------------------------------------------------------
Investment advisory fee                            0.40%        0.40%     0.40%
12b-1 distribution fee                             0.00%        0.35%     0.00%
12b-1 shareholder service fee                      0.25%        0.25%     0.00%
Other expenses                                     0.13%        0.13%     0.13%
TOTAL ANNUAL OPERATING EXPENSES(3)                 0.78%        1.13%     0.53%


(1) No sales charge is imposed for purchases of $1 million or more.
(2) On purchases of $1 million or more, a contingent deferred sales charge ("CDSC") of 1.00% of the redemption amount may apply to Class A Shares redeemed within 12 months of the purchase.
(3) The Adviser has agreed to waive its fee and to reimburse the fund until October 31, 2006 to the extent its total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) exceed 0.90% of net assets of Class A Shares, 1.25% of net assets of Class C Shares and 0.65% of net assets of Class I Shares.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the fund and then redeem all of your Shares at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                      Class A        Class C       Class I
                                 ---------------------------------------------
1 YEAR Assuming redemption             $278            $216          $54
1 YEAR Assuming no redemption          $278            $116          $54
3 YEARS                                $445            $360         $171

5 YEARS                                $626            $625         $298

10 YEARS                              $1,153          $1,383        $669

                  REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND
                            (CLOSED TO NEW INVESTORS)

PRINCIPAL OBJECTIVES

The fund seeks a high level of income by investing in below investment grade bonds (commonly referred to as "junk bonds"). The fund seeks capital growth as a secondary objective when consistent with the fund's primary objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, Regions Morgan Keegan Select High Income Fund ("High Income Fund") seeks to achieve its objectives by investing a majority of its assets in below investment grade debt securities (bonds that are rated BB or below by an NRSRO, and that are deemed to be speculative as to the issuer's ability to make payments of principal and interest when due) that the Adviser believes offer attractive yield and capital appreciation potential. However, the fund may invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the fund's objectives with such investments. All securities purchased by the fund will be rated, at the time of investment, at least CCC by at least one NRSRO including, but not limited to, S&P and Moody's or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies the fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the fund and its shareholders. Up to 100% of the fund's total assets may consist of debt securities that are rated below investment grade and their unrated equivalents (deemed by the Adviser to be of comparable quality). Types of debt securities include, but are not limited to, bonds, debentures, notes, mortgage-backed and asset-backed securities, convertible debt securities of domestic and foreign corporations, and municipal and foreign government obligations. The fund may invest up to 20% of its assets in foreign debt and equity securities. Equity securities include common stock, preferred stock and convertible preferred securities.

In managing the fund's portfolio, the Adviser focuses on those securities believed to offer the most attractive value relative to alternative investments. That is, the Adviser invests in securities that it believes offer potentially better yield or total return (the combination of yield and price appreciation) than securities of comparable rating and maturity. This strategy is generally referred to as a "value" approach and is primarily concerned with individual security and sector selection. In addition, the Adviser's strategy does not attempt to forecast interest rate movements; rather the goal is to keep the fund's assets "fully invested" (hold a minimal amount of cash reserves - generally less than 10%) and to maintain a relatively stable average effective portfolio maturity. The policy of the fund under normal circumstances is to keep the portfolio's average effective maturity between 3 and 15 years. The Adviser sells securities that it believes no longer offer potentially better yield or total return than other available securities.




For liquidity and flexibility, the fund may invest in investment grade, short-term securities. In unusual market conditions, the fund may invest more assets in these securities temporarily as a defensive tactic. To the extent the fund uses this strategy, it may not achieve its investment objectives.

PRINCIPAL RISKS

An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's Shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to effectively implement the investment strategies of the fund.

The fund's investment performance is subject to a variety of risks, such as:


     o BELOW INVESTMENT GRADE BOND RISK. The fund invests primarily in below investment grade bonds. These bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. The market prices of below investment grade bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. In the event of an unanticipated default, the fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its Shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers may experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. NRSROs consider such bonds to be speculative in nature.

     o BOND MARKET RISK. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is risk that the issuer of the bond will not pay or is perceived as less likely to pay the interest and principal payments when due. Bond prices typically decline if the issuer's credit quality deteriorates. The ability of the issuers of the securities held by the fund to meet their obligations might be affected by economic developments in a specific industry, state or region. Interest rate risk is the risk that interest rates will rise and the prices of bonds will fall. Interest rate risk is generally greater the longer the remaining maturity of the bonds. Prices will usually decrease more for a longer term bond when interest rates rise. A broad-based market drop may also cause a bond's price to fall.

     o ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK; PREPAYMENT RISK There is the risk that the principal on asset- or mortgage-backed securities may be partially or fully prepaid at any time, which will reduce the yield and market value. During periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. The fund will be subject to reinvesting in securities with lower yields as a result.

     o INVESTMENT GRADE BOND RISK. Bonds that are rated in the top four credit categories by at least one NRSRO at the time of purchase or, if not rated, that are considered by the Adviser to be of comparable quality. Investment grade bonds are considered less risky than bonds whose ratings are below investment grade; ratings are no guarantee of quality. The credit quality of these bonds can decline which would normally cause the prices of these bonds to decline.

     o FOREIGN ISSUER RISK. Foreign investments involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the fund's performance to fluctuate more than if it held only U.S. securities.

     o EQUITY SECURITY RISK. Because the fund may invest in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities, corporate bonds and preferred stock, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SELECTION RISK. This means that the particular bonds that are selected for the fund may underperform the market or other funds with similar objectives.

PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing changes in the fund's performance from year to year and by comparing the fund's performance with a broad measure of market performance.

Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the periods shown. The fund began investment operations on March 22, 1999.

Past performance (before and after taxes) is not an indication of future performance.

ANNUAL TOTAL RETURNS
(CALENDAR YEARS 2000-2004)

The following bar chart illustrates the annual total returns for the fund's Class A Shares. The returns for Class C and Class I Shares of the fund differ from the Class A returns shown in the bar chart to the extent their respective expenses and consequently their total returns differ. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

        PERFORMANCE BAR CHART
        YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
        FOR CLASS A SHARES

        [OBJECT OMITTED]

        2000    2001    2002    2003    2004
        17.06%  17.71%  11.20%  14.88%  16.08%

                                 CALENDAR YEAR

Year-to-date performance as of 9/30/05:    6.03%

Class A Shares highest quarterly return
during years shown:                        6.26% March 31, 2001

Class A Shares lowest quarterly return
during years shown:                        0.95%  December 31, 2002

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below shows how the average annual total returns (adjusted to reflect maximum applicable sales charges) for the fund's Shares (before and after taxes) compare to those of the Lehman Brothers Ba High Yield Index. The Lehman Brothers Ba High Yield Index is a broad-based unmanaged index of Ba fixed rate, non-investment grade debt. All bonds included in the High Yield Index must be dollar-denominated, nonconvertible, have at least one year remaining to maturity, and an outstanding par value of at least $150 million. The table also shows the Class A total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of fund Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       SINCE
                                                           1 YEAR    INCEPTION
 -------------------------------------------------------------------------------
 Class A Shares Return Before Taxes                        13.18        13.86
 (with a 2.50% sales charge)
 Class A Shares Return After Taxes on Distributions         8.56         8.80
 Class A Shares  Return  After Taxes on  Distributions      8.46         8.69
   and Sales of Fund Shares
 Class C Shares Return Before Taxes                        14.35        13.81
   (with applicable CDSC)
 Class I Shares Return Before Taxes                        16.36        14.65
 Lehman Brothers Ba High Yield Index(1)                     9.61         7.50

(1) Index returns do not reflect any deduction for fees, expenses or taxes.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE, CALL 800-564-2188. MUTUAL FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS, ARE NOT GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold Shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
(expenses paid directly from your investment)     Class A     Class C    Class I
--------------------------------------------------------------------------------
Maximum sales charge (Load)                       2.50%(1)    0.00%      0.00%
  (as a percentage of offering price)
Maximum CDSC  (Load)                              0.00%(2)    1.00%      0.00%
Maximum sales charge (Load) imposed on            None        None       None
  reinvested dividends and other distributions
Redemption fee (as a percentage of amount         None        None       None
  redeemed)
Exchange fee                                      None        None       None
Maximum Account fee                               None        None       None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)     Class A     Class C    Class I
--------------------------------------------------------------------------------
Investment Advisory fee                           0.75%       0.75%      0.75%
12b-1 distribution fee                            0.00%       0.50%      0.00%
12b-1 shareholder service fee                     0.25%       0.25%      0.00%
Other expenses                                    0.10%       0.10%      0.10%
TOTAL ANNUAL OPERATING EXPENSES(3)                1.10%       1.60%      0.85%

(1) No sales charge is imposed for purchases of $1 million or more.
(2) On purchases of $1 million or more, a CDSC of 1.00% of the redemption amount may apply to Class A Shares redeemed within 12 months of purchase.
(3) The Adviser has agreed to waive its fee and to reimburse the fund until October 31, 2006 to the extent its total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) exceed 1.25% of net assets of Class A Shares, 1.75% of net assets of Class C Shares and 1.00% of net assets of Class I Shares.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the fund and then redeem all of your Shares at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                    Class A       Class C        Class I
                                 -------------------------------------------
1 YEAR Assuming redemption           $360           $263           $87
1 YEAR Assuming no redemption        $360           $163           $87
3 YEARS                              $592           $507          $272

5 YEARS                              $843           $874          $473

10 YEARS                            $1,564         $1,910        $1,055


Morgan Keegan & Company, Inc. ("Morgan Keegan"), the Fund's distributor, no longer offers Shares of the fund to new investors. Any shareholder that owned the fund in an existing account as of November 1, 2005 may purchase additional shares in their account. Morgan Keegan reserves the right to reject any purchase order. The Fund reserves its right to change this policy at any time.

HOW TO BUY SHARES

OPENING AN ACCOUNT

A Morgan Keegan financial adviser or Regions Morgan Keegan Trust Administrator can assist you with all phases of your investment when buying Shares of the funds.

MINIMUM INITIAL INVESTMENT FOR CLASS A AND CLASS C SHARES OF THE SHORT TERM BOND FUND, INTERMEDIATE BOND FUND AND HIGH INCOME FUND.

o    $1,000
o $250 for Individual Retirement Accounts ("IRAs") and if you are an officer, director, employee or retired employee of Regions Financial Corporation, or its affiliates, or if you establish a $50 monthly minimum addition to your account through the funds' Systematic Investment Program

MINIMUM SUBSEQUENT INVESTMENT FOR FUND SHARES:

o    $50 for any account

Initial and subsequent investments in an IRA established on behalf of a non-working spouse of a shareholder who has an IRA invested in the fund require a minimum amount of only $250. In addition, once you have established an account, the minimum amount for subsequent investments will be waived if an investment in an IRA or similar plan is the maximum amount permitted under the Internal Revenue Code of 1986, as amended (the "Code").

In special circumstances, these minimums may be waived or lowered at the Funds' discretion. Keep in mind that Investment Professionals may charge you fees for their services in connection with your Share transaction. There is no minimum initial investment for Class I Shares. However, Class I Shares are available only to a limited group of investors. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, like wrap accounts, you may be eligible to purchase Class I Shares. If you are investing through a retirement plan or other special program, follow the instructions in your program materials.

CHOOSING A SHARE CLASS

Each fund offers three share classes and each class has its own expense structure.

Your investment plans will determine which class is most suitable for you. For example, if you are investing a substantial amount OR if you plan to hold your Shares for a long period, Class A Shares may make the most sense for you. If you are investing for less than five years, you may want to consider Class C Shares.

Class I Shares are available only to a limited group of investors at the discretion of the funds. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, like wrap accounts, you may be eligible to purchase Class I Shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your Morgan Keegan financial adviser or Regions Morgan Keegan Trust Administrator can help you choose the share class that makes the most sense for you.

CLASS COMPARISON

CLASS A -- FRONT LOAD

o Initial sales charge of 1.50% for the Short Term Bond Fund, 2.00% for the Intermediate Bond Fund and 2.50% for the High Income Fund (in each case, as a percentage of offering price which includes the sales load); see schedule below.
o Lower sales charges for larger investments of $50,000 or more; no sales charge for purchases of $1 million or more.
o Lower annual expenses than Class C Shares due to lower distribution (12b-1) fee of 0.25% for the Short Term Bond Fund, Intermediate Bond Fund and High Income Fund.
o "Right of accumulation" allows you to determine the applicable sales load on a purchase by including the value of your existing Morgan Keegan investments as part of your current investment.
o "Letter of intent" allows you to count all investments in this or other Regions Morgan Keegan Select funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

The following tables list the sales charges, which will be applied to your Class A Share purchase, subject to the breakpoint discounts indicated.

--------------------------------------------------------------------------------
                    SHORT TERM BOND FUND CLASS A SALES CHARGE
--------------------------------------------------------------------------------

                                       As a % of                  As a % of
Your Investment                     Offering Price           Net Amount Invested
Up to $49,999                           1.50%                       1.52%
$50,000 to $99,999                      1.25%                       1.27%
$100,000 to $249,999                    1.00%                       1.01%
$250,000 to $499,999                    0.75%                       0.76%
$500,000 to $999,999                    0.50%                       0.50%
$1 million or more*                     0.00%(1)                    0.00%(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          INTERMEDIATE BOND FUND CLASS A SALES CHARGE
--------------------------------------------------------------------------------

                                      As a % of                   As a % of
Your Investment                    Offering Price            Net Amount Invested
up to $49,999                          2.00%                        2.04%
$50,000 to $99,999                     1.75%                        1.78%
$100,000 to $249,999                   1.50%                        1.52%
$250,000 to $499,999                   1.00%                        1.01%
$500,000 to $999,999                   0.75%                        0.76%
$1 million and over                    0.00%(1)                     0.00%(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             HIGH INCOME FUND CLASS A SALES CHARGE
--------------------------------------------------------------------------------
                                      As a % of                   As a % of
Your Investment                    Offering Price            Net Amount Invested
up to $49,999                           2.50%                       2.56%
$50,000 to $99,999                      2.25%                       2.30%
$100,000 to $249,999                    1.75%                       1.78%
$250,000 to $499,999                    1.25%                       1.27%
$500,000 to $999,999                    1.00%                       1.01%
$1 million and over                     0.00%(1)                    0.00%(1)
--------------------------------------------------------------------------------


(1) You can purchase $1 million or more of Class A Shares without a sales charge. However, if you purchase Shares of that amount, they will be subject to a contingent deferred sales charge if you redeem within 12 months of the date of purchase. The contingent deferred sales charge on redemptions of Shares is 1% of the lesser of the purchase price of the Shares or their net asset value at the time of redemption. In the event of a partial redemption, the contingent deferred sales charge will be applied to the oldest Shares held first. The distributor may pay a dealer concession and/or service fee for purchases of $1 million or more.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the funds are indicated in the table above. You or your investment professional must notify the funds' Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your investment professional or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint ("Qualifying Accounts"). Qualifying Accounts mean those Share accounts in the funds held directly or through an investment professional or through a single-participant retirement account by you, your spouse, and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers
(SSNs) or broker identification numbers (BINs).

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your investment professional or the Transfer Agent certain information on your new account form and may be required to provide account statements regarding Qualifying Accounts. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on the funds' website free of charge, the funds do not disclose this information separately on the website.

CLASS C -- LEVEL LOAD

o    No initial sales charge.
o Contingent deferred sales charge of 1% of the lesser of the purchase price of the Shares or their net asset value at the time of redemption, payable by you if you sell Shares within one year of purchase. In the event of a partial redemption, the contingent deferred sales charge will be applied to the oldest Shares held first.
o Annual distribution (12b-1) fee of 0.25% for the Short Term Bond Fund, 0.60% for the Intermediate Bond Fund and 0.75% for the High Income Fund.

CLASS I -- NO LOAD

o    No sales charges of any kind.
o No distribution (12b-1) fees; annual expenses are lower than other share classes.
o Available only to certain retirement accounts, advisory accounts of the investment manager and broker special programs, including broker programs with record-keeping and other services; these programs usually involve special conditions and separate fees (contact your Morgan Keegan financial adviser or Regions Morgan Keegan Trust Administrator for information).

TO ADD TO AN ACCOUNT

THROUGH MORGAN KEEGAN. You may purchase Shares of a fund by contacting your Morgan Keegan Financial Adviser or by calling Morgan Keegan at 800-222-8866. You may also visit our website at www.morgankeegan.com to locate the Morgan Keegan branch nearest you. New investors must complete Morgan Keegan's New Account Form and return it along with a check for your initial investment payable to "Morgan Keegan" to your Financial Adviser or to Morgan Keegan at Fifty North Front Street, Memphis, TN 38103. Please indicate the Fund, Share class, the account number, and the dollar value or number, if any, of Shares on your check. You can avoid future inconvenience by signing up now for any services you might later use, including the Systematic Investment Program.

               MORGAN KEEGAN & COMPANY, INC.
               Morgan Keegan Tower
               Fifty North Front Street
               Memphis, Tennessee 38103

               Call toll-free:  800-222-8866
               (8:30 a.m. - 4:30 p.m., business days, Central Time)

               Members New York Stock Exchange, SIPC

               www.morgankeegan.com
               --------------------

THROUGH REGIONS MORGAN KEEGAN TRUST. Trust customers may purchase Shares of a Fund through their local Trust Administrator or by calling Regions Morgan Keegan Trust at 877-757-7424.

SYSTEMATIC INVESTMENT PROGRAM ("SIP"). Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the appropriate SIP forms by contacting your Morgan Keegan financial adviser or Morgan Keegan at 800-366-7426 or your Regions Morgan Keegan Trust Administrator. The minimum investment amount for SIPs is $50. Investments are automatic once this is in place.

POLICIES FOR BUYING SHARES

ANTI-MONEY LAUNDERING LAWS. If we are unable to verify your identity, as required by anti-money laundering laws, we may refuse to open your account or may open your account pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your Shares at the next calculated net asset value ("NAV"), as permitted by applicable law.

TIMING OF REQUESTS. Your purchase order must be received by your Morgan Keegan Financial Adviser or Trust Administrator by the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time, 3:00 p.m. Central time) to be executed the same day, at that day's closing share price. Orders received after the closing of the NYSE will be executed the following day, at that day's closing share price.

SHORT-TERM TRADING. The funds attempt to deter short-term trading that may be disruptive to the efficient management of the funds. The funds may consider several factors when evaluating shareholder trading activity, including, but not limited to: (1) dollar amount of the transaction; (2) volume of the transaction;
(3) frequency of trading; (4) developing trading patterns of the shareholder; and (5) any other factors deemed pertinent by fund management.

The Board of Directors of Morgan Keegan Select Fund, Inc. has approved policies and procedures intended to discourage excessive short-term trading of the funds' Shares. These policies provide that, when, in the sole discretion of fund management, short-term trading would have a detrimental effect on the efficient management of a fund, the funds may refuse a transaction by any person, group or commonly controlled account. The funds will promptly notify the shareholder of a determination to reject a purchase request. The fund reserves the right to restrict future purchases of fund Shares.

There can be no assurance that the funds will be effective in limiting short-term trading in all cases. If the funds are unable to deter this type of trading, it may adversely affect the performance of the funds by requiring the funds to maintain larger amounts of cash or cash equivalents than the Adviser might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.

The fund seeks to apply these restrictions on short-term trading to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the funds anticipate that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

HOW TO REDEEM SHARES

TO SELL SOME OR ALL OF YOUR SHARES

You may redeem Class A Shares, Class C Shares and Class I Shares by calling or writing to Morgan Keegan or Regions Morgan Keegan Trust, as appropriate.

BY MAIL. To redeem Shares by mail, written requests must be received in proper form and can be made through Morgan Keegan or Regions Morgan Keegan Trust, as appropriate. The redemption request should include the shareholder's name, Fund name and class of Shares, account number and the Share or dollar amount to be redeemed. It is the responsibility of the service provider to promptly submit redemption requests to the Fund. You may redeem some or all of your Shares by sending a letter of instruction to your Financial Adviser or Morgan Keegan at Fifty North Front Street, Memphis, Tennessee 38103. Trust customers should send a letter of instruction to your local Trust Administrator or to Regions Morgan Keegan Trust at 417 North 20th Street, Birmingham, Alabama 35203.

BY TELEPHONE. Telephone redemption instructions must be received before the close of the NYSE (normally 4:00 p.m. Eastern time, 3:00 p.m. Central Time) for a funds' Shares to be redeemed that day. Orders for redemptions received after this time on any business day will be executed at the close of the next business day. As long as the transaction does not require a written request as described in the Policies for Selling Shares, you may sell shares by calling your Morgan Keegan Financial Adviser or Morgan Keegan at 800-222-8866. Trust customers should call their local Trust Administrator or Regions Morgan Keegan Trust at 877-757-7424. A check will be mailed to you on the following business day.

BY EXCHANGE. Please read the applicable prospectus carefully for the fund into which you are exchanging before you request an exchange. To request an exchange, call or write to Morgan Keegan or Regions Morgan Keegan Trust, as appropriate. Call your Morgan Keegan Financial Adviser or Morgan Keegan at 800-222-8866 or mail your written exchange instructions to Morgan Keegan at Fifty North Front Street, Memphis, Tennessee 38103. Trust customers should call their local Trust Administrator or Regions Morgan Keegan Trust at 877-757-7424 or mail your written exchange instructions to Regions Morgan Keegan Trust, 417 North 20th Street, Birmingham, Alabama 35203.

BY  SYSTEMATIC  WITHDRAWAL.  This  plan is  designated  for  retirees  and other investors who want regular withdrawals from a fund account. You may automatically redeem Shares in a minimum amount of $100 on a regular basis. Please contact your Investment Professional for the appropriate forms to complete. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares that are subject to a sales charge while redeeming Shares using this program.

POLICIES FOR SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS. Please submit instructions in writing when any of the following apply:

o    You are selling more than $100,000 worth of Shares of a fund
o    The name or address on the account has changed within the last 30 days
o You want the proceeds to go to a name or address not on the account registration
o You are transferring Shares to an account with a different registration or share class
o You are selling Shares held in a corporate or fiduciary account; for these accounts additional documents are required:

     CORPORATE ACCOUNTS: certified copy of a corporate resolution
     FIDUCIARY ACCOUNTS: copy of power of attorney or other governing document

To protect your account against fraud, all written requests must bear signature guarantees. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

TIMING OF REQUESTS. All requests received by Morgan Keegan before the close of the NYSE (normally 4:00 p.m. Eastern time, 3:00 Central time) will be executed the same day, at that day's closing price. Requests received after the close of the NYSE will be executed the following day, at that day's closing share price.

SELLING RECENTLY PURCHASED SHARES. If you sell Shares before the payment for those Shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase date. Any delay would occur only when it cannot be determined that payment has cleared.

HOW TO EXCHANGE SHARES

EXCHANGE PRIVILEGE

You may exchanges Shares of the funds for Shares of any series of Morgan Keegan Select Fund, Inc. or any series of Regions Morgan Keegan Select Funds without a sales charge. Your new fund Shares will be the same class as your current Shares. Any CDSCs will continue to be calculated from the date of your initial investment. You should obtain a prospectus from your Morgan Keegan financial adviser or your Regions Morgan Keegan Trust Administrator for any fund you wish to exchange into. Please read the applicable prospectus carefully before you request an exchange.

To exchange Shares, you must:

o    meet any minimum initial investment requirements; and
o    receive a prospectus for the fund into which you wish to exchange.

Please read the applicable prospectus carefully before you request an exchange. Shareholders contemplating exchanges into the funds should consult their tax advisers since the tax advantages of each fund may vary. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

TO REQUEST AN EXCHANGE

Call or write to Morgan Keegan or Regions Morgan Keegan Trust, as appropriate. Call your Morgan Keegan Financial Adviser or Morgan Keegan at 800-222-8866 or mail your written exchange instructions to Morgan Keegan at Fifty North Front Street, Memphis, Tennessee 38103. Trust customers should call their local Trust Administrator or Regions Morgan Keegan Trust at 877-757-7424 or mail your written exchange instructions to your local Trust Administrator or to Regions Morgan Keegan Trust, 417 North 20th Street, Birmingham, Alabama 35203.

POLICIES FOR EXCHANGING SHARES

TIMING OF REQUESTS. Telephone exchange instructions must be received by before 3:00 p.m. (Central Time) for all funds' Shares to be exchanged that day. Orders for exchanges received after these times on any business day will be executed at the close of the next business day.

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS AND SIGNATURE GUARANTEES. Signatures must be guaranteed if you request an exchange into another fund with a different shareholder registration

FREQUENT   EXCHANGES.   Because  frequent  exchanges  can  interfere  with  fund
management and drive up costs for all shareholders, the funds limit each account, or group of accounts under common ownership or control, to six exchanges per calendar year. If you exceed that number of exchanges, your account may be restricted from further exchanges. The funds may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request. The funds will provide 60 days' prior written notice before materially amending, suspending or eliminating exchange privileges.

ACCOUNT POLICIES

BUSINESS HOURS. You can purchase, redeem or exchange Shares of the funds any day the NYSE is open (generally Monday through Friday). Representatives of the funds are available normally from 8:30 a.m. to 4:30 p.m. Central time on these days. Purchases and redemptions by wire will not be available on days the Federal Reserve wire system is closed. Please refer to the Statement of Additional Information for a listing of days when the NYSE is open.

CALCULATING SHARE PRICE. The offering price of a share is its net asset value plus a sales charge, if applicable. Each fund calculates the NAV of its Shares every day the NYSE is open for business, as of the close of the customary trading session (usually 4:00 p.m. Eastern time), or any earlier NYSE closing time that day, by subtracting the liabilities from the total assets attributable to Shares and dividing the result by the number of Shares outstanding. Please refer to the Statement of Additional Information for a listing of days when the NYSE is closed.

Securities for which the primary market is on an exchange (domestic or foreign) and securities included within the NASDAQ market shall be valued at the sales price on such exchange or market on the day of valuation or, if there was no sale on such day, at the last-quoted bid price.

The Short Term Bond Fund, Intermediate Bond Fund and High Income Fund normally obtain market values for their portfolio securities from an independent pricing service or from the use of an internal matrix system that derives value based on comparable securities. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, or original cost plus accrued interest, both of which approximate market value. When the funds believe that a market quote does not reflect a security's true value, the funds may substitute for the market quote a fair value estimate made according to methods approved by the Board of Directors. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities could change on days when you can't buy or sell fund Shares.

When price quotations for certain securities are not readily available or if the available quotations are not believed to be reflective of market value, those securities shall be valued at "fair value" as determined in good faith by the Adviser's Valuation Committee. Such determinations shall be made in accordance with procedures approved by the Funds' Board. The Funds may use the fair value of a security to calculate their NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing services is inaccurate.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of "fair valued" portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.




TELEPHONE   REQUESTS.   When  you  open  an  account  with  Morgan  Keegan,  you
automatically receive telephone privileges, allowing you to place orders for your account by telephone. Your financial adviser can also use these privileges to request exchanges and redemptions of fund Shares in your account. Morgan Keegan may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service.

Unauthorized telephone requests are rare; however, as long as Morgan Keegan takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests.

CONFIRMATIONS AND ACCOUNT STATEMENTS.

MORGAN KEEGAN. Morgan Keegan customers will receive confirmation of purchases, redemptions, and exchanges. In addition, you will receive periodic statements reporting all account activity, including systematic program transactions, dividends, and capital gains paid. You have the duty to examine all statements, confirmations, and other reports or notices upon receipt from Morgan Keegan and report any errors or unauthorized trading to Morgan Keegan's Customer Service Department within the time limits specified in the client agreement on the New Account Form.

REGIONS  MORGAN KEEGAN TRUST.  Regions  Morgan Keegan Trust  customers will also receive confirmation of purchases, redemptions and exchanges except for systematic program transactions. In addition, you will receive periodic statements reporting all account activity, including systematic program transactions, dividends and capital gains paid. You have the duty to examine all statements, confirmations, and other reports or notices upon receipt from Regions Morgan Keegan Trust and report any errors or unauthorized trading by calling 877-757-7424.

DIVIDENDS AND CAPITAL GAINS

Dividends are declared and paid to shareholders invested in a Fund on the record date. In addition, each Fund pays any capital gains at least annually, if applicable. Your dividends and capital gains distributions will be automatically reinvested in additional Shares, unless you elect cash payments.

If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before a Fund declares a dividend or capital gain. Contact your Investment Professional or the Fund for information concerning when dividends and capital gains will be paid.

Dividends are declared and paid according to the following schedule:

                                                  DIVIDENDS DECLARED
                                                        AND PAID
                                             ----------------------------
     SHORT TERM BOND FUND                            DAILY/MONTHLY
     --------------------------------------------------------------------
     INTERMEDIATE BOND FUND                          DAILY/MONTHLY
     --------------------------------------------------------------------
     HIGH INCOME FUND                                DAILY/MONTHLY
     --------------------------------------------------------------------

ACCOUNTS WITH LOW BALANCES. Due to the high cost of maintaining accounts with low balances, a fund may redeem Shares in your account and pay you the proceeds if your account balance falls below the required minimum initial investment due to exchanges and redemptions. Before Shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional Shares to meet the minimum. If you do not take action within 30 days, Morgan Keegan may sell your Shares and mail the proceeds to you at the address of record.

REINSTATING RECENTLY SOLD SHARES. For 120 days after you sell Class A Shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into Class A Shares of the same or another Morgan Keegan Fund at net asset value, without payment of a sales charge. It is your responsibility to inform Morgan Keegan that your purchase is a reinstatement qualifying for this treatment.

SHARE CERTIFICATES. The funds do not issue share certificates.

DISTRIBUTION OF FUND SHARES

Morgan Keegan serves as the distributor for Shares of the funds. Morgan Keegan, a wholly owned subsidiary of Regions Financial Corporation (NYSE: RF) and an affiliate of the Adviser, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. Morgan Keegan provides personalized investment services to its clients through more than 200 offices in 18 states.

Morgan Keegan may offer certain items of nominal value from time to time to any shareholder or investor in connection with the sale of Fund Shares. The Distributor may select brokers, dealers and administrators (including depository or other institutions such as commercial banks and savings associations) to provide distribution and/or administrative services for which they will receive fees from the Distributor based upon Shares owned by their clients or customers. These services include general marketing services such as distributing prospectuses and other information, providing account assistance, and communicating or facilitating purchases and redemptions of the Funds' Shares.

RULE 12B-1 PLAN

Each fund has adopted a plan under Rule 12b-1 that allows it to pay Morgan Keegan distribution fees for the sale and distribution of the Class A and C Shares and for shareholder servicing of those classes. Morgan Keegan bears costs including, but not limited to, printing and distributing prospectuses to investors, preparing and distributing sales literature and compensation of its employees involved in the sales of Shares. Because Rule 12b-1 fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MANAGEMENT OF THE FUNDS

The Board of Directors governs Morgan Keegan Select Fund, Inc. and oversees Morgan Asset Management, Inc. (the "Adviser").

FUNDS' INVESTMENT ADVISER

The Adviser serves as the investment adviser to the funds. Pursuant to the funds' advisory agreements, the Adviser is responsible for the investment management of the funds, including making investment decisions and placing orders to buy, sell or hold a particular security. The Short Term Bond Fund pays the Adviser an advisory fee equal to an annual rate of 0.35% of its average daily net assets. The Intermediate Bond Fund pays the Adviser an advisory fee equal to an annual rate of 0.40% of its average daily net assets and the High Income Fund pays the Adviser an advisory fee equal to an annual rate of 0.75% of its average daily net assets. A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement related to the Short Term Bond Fund is available in the funds' Annual Report to Shareholders for the fiscal year ended June 30, 2005.

Founded in 1986, the Adviser is an indirect wholly owned subsidiary of Regions Financial Corporation (NYSE: RF), a publicly held financial holding company that provides retail and commercial banking, securities brokerage, mortgage, and insurance products and services. The Adviser also serves as investment adviser to Regions Morgan Keegan Select Funds, a separately registered investment company consisting of seventeen open-end funds; RMK Advantage Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RMA; RMK High Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RMH; RMK Strategic Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RSF and Regions Morgan Keegan Trust. As of September 30, 2005, the Adviser has more than $13 billion in total assets under management. The Adviser's principal offices are located at 417 North 20th Street, Birmingham, AL 35203.

PORTFOLIO MANAGERS

The  Adviser  has  several  portfolio   managers  committed  to  the  day-to-day
management of the funds. The following table identifies each fund's portfolio manager(s):

--------------------------------------------------------------------------------
                                      PORTFOLIO MANAGER(S)
--------------------------------------------------------------------------------
Short Term Bond Fund                  James C. Kelsoe and David H. Tannehill
--------------------------------------------------------------------------------
Intermediate Bond Fund                James C. Kelsoe
--------------------------------------------------------------------------------
High Income Fund                      James C. Kelsoe
--------------------------------------------------------------------------------

JAMES C. KELSOE, CFA - Mr. Kelsoe has been a portfolio manager with the Adviser for at least the past five years. Mr. Kelsoe serves as manager of Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund, and as co-portfolio manager of Regions Morgan Keegan Short Term Bond Fund, each a series of Morgan Keegan Select Fund, Inc. He also serves as portfolio manager of RMK High Income Fund, Inc., RMK Strategic Income Fund, Inc., RMK Advantage Income Fund, Inc., closed-end investment companies traded on the NYSE. Mr. Kelsoe is currently a senior portfolio manager for the Adviser, where he is responsible for over $3 billion in assets under management and serves as a member of the Adviser's strategy group which oversees over $13 billion in assets. Mr. Kelsoe has been with the Adviser since 1991. He received a B.S. in Finance from the University of Alabama in 1986. He is a Chartered Financial Analyst.

DAVID H. TANNEHILL, CFA - Mr. Tannehill serves as co-portfolio manager of Regions Morgan Keegan Select Short Term Bond Fund. Mr. Tannehill is a Portfolio Manager for the Adviser. From 2001 to 2004, Mr. Tannehill was a Portfolio Manager for Commerce Capital Management, Inc. where he was responsible for managing over $200 million in individual, individual trust, and endowment accounts. Mr. Tannehill has eight years prior experience with Morgan Keegan & Company, Inc. in investment research of both equity and fixed income securities. Mr. Tannehill earned a BBA in 1983 and an MBA in 1984 from the University of Mississippi. He is a Chartered Financial Analyst.

The funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of securities in the funds.

TRANSFER AGENT. Morgan Keegan is the funds' transfer agent and receives a fee for services.

OTHER INFORMATION

Please note that the funds maintain additional policies and reserve certain rights, including:

Fund shares may not be held in, or transferred to, an account with any firm other than Morgan Keegan or Regions Morgan Keegan Trust.

Class A Shares may be acquired without a sales charge if the purchase is made through a Morgan Keegan financial adviser who formerly was employed as a broker with another firm registered as a broker-dealer with the Securities and Exchange Commission, if the following conditions are met: (1) the purchaser was a client of the investment executive at the other firm for which the investment executive previously served as a broker; (2) within 90 days of the purchase of the fund's Shares, the purchaser redeemed Shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a CDSC upon redeeming Shares in such funds; and (3) the aggregate amount of the fund's Shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds, noted in (2) above, from the Shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. In addition, Class A Shares may be acquired without a sales charge if a purchase is made with the proceeds of a redemption of other mutual fund Shares, provided that the purchaser paid a sales charge in connection with purchasing or redeeming these Shares and further provided that the purchase of the Class A Shares of the fund is made within 30 days of that redemption.

The funds may vary their initial or additional investment levels in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

At any time, the funds may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its Shares or refuse a purchase order. Additionally, in accordance with applicable law, the funds may suspend the right of redemption.

To permit investors to obtain the current price, dealers are responsible for transmitting all orders to Morgan Keegan promptly.

Dealers may impose a transaction fee on the purchase or sale of Shares by shareholders.

PRIVACY POLICY NOTICE

The Regions Morgan Keegan Funds, their distributor (Morgan Keegan & Company, Inc.) and their agents (referred to as the "Funds," "we" or "us") recognize that consumers (referred to as "you" or "your") expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds' policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

INFORMATION THE FUNDS COLLECT

The Funds collect nonpublic personal information about you from the following sources:

o We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds' website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.
o We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

o We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

INFORMATION SHARING POLICY

The Funds may share the nonpublic personal information about you, as described above, with financial or nonfinancial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

o We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.
o We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.
o We may disclose all of the information we collect, as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have agreements, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service. For example, we may share information about you for these limited purposes with the bank, broker-dealer or other financial intermediary through whom you purchased the Funds' products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer's account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds' use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

INFORMATION SECURITY

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers' privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.Each of the following sections explains an aspect of the Funds' commitment to protecting your personal information and respecting your privacy.

EMPLOYEE ACCESS TO INFORMATION

All of the Funds' employees must adhere to the Funds' policy on confidentiality. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee's or agent's need to know the information in order to service a customer's account or comply with legal requirements.

VISITING THE FUNDS' WEBSITE

     o The Funds' website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently.

          This information is used to improve the content and level of service we provide to our clients and shareholders.
     o    Information or data entered into a website will be retained.
     o Where registration to a website or re-entering personal information on a website is required, "cookies" are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don't have to resubmit personal information. Cookies provide faster access into the website.
     o We may also collect non-personally identifiable Internet Protocol ("IP") addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-MAIL

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer's request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as Social Security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms. You can also use customer service to do so. Call us toll-free at 1-877-757-7424.

SURVEYS/AGGREGATE DATA

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds' planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

CHANGES TO OUR PRIVACY STATEMENT

The Funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

PROXY VOTING POLICIES AND PROCEDURES

The funds vote proxies related to portfolio securities according to a set of policies and procedures approved by the Board of Directors. A description of the policies and procedures may be obtained, without charge, by calling 800-564-2188 or by visiting the SEC's website at www.sec.gov. You may also view the proxy voting activity for each fund by visiting the funds' website at www.rmkfunds.com.

PORTFOLIO HOLDINGS INFORMATION

A description of the funds' policies and procedures with respect to disclosure of its portfolio securities is available in the funds' Statement of Additional Information.

TAX CONSIDERATIONS

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS. In general, any dividends and distributions of the excess of net short-term capital gain over net long-term capital loss you receive from a fund are taxable as ordinary income, except that a fund's dividends attributable to "qualified dividend income" (I.E., dividends received on stock of U.S. and certain foreign corporations with respect to which the fund satisfies certain holding period, debt-financing and other restrictions), the amount of which is not expected to be substantial for either fund, generally are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the Shares on which the fund dividends were paid. Distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gains, which also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009. This is true no matter how long you have owned your Shares and whether you reinvest your distributions or take them in cash.

Every year, your fund will send you information detailing the amounts of dividends and net capital gain distributed to you for the previous year.

The sale (redemption) of fund Shares is a taxable event and may produce a gain or loss. For tax purposes, an exchange is treated the same as a sale. Any capital gain an individual shareholder recognizes on a redemption or exchange through December 31, 2008, of his or her fund Shares that have been held for more than one year will qualify for the 15% maximum rate. Short-term capital gains continue to be taxed at the ordinary income rate.

Unless your investment is in a tax-deferred account, you may want to avoid:

o Investing a large amount in a fund shortly before a capital gain distribution or dividend payment date, because when the fund makes the distribution or payment, you will receive some of your investment back as \ a taxable distribution, or
o Selling Shares of a fund at a loss for tax purposes and reinvesting in Shares of that fund within 30 days before or after that sale, because such a transaction is considered a "wash sale," and you will not be allowed to deduct all or part of the tax loss.

Your investment in the funds could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING. By law, the funds must withhold 28% of distributions and redemption proceeds otherwise payable to you if you have not provided complete, correct taxpayer identification information and 28% of your distributions if you are otherwise subject to backup withholding.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the funds' financial performance for the periods shown. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rates that a shareholder would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and other distributions).

The information for Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund for the years ended June 30, 2005, June 30, 2004, June 30, 2003 and June 30, 2002 was audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the funds' financial statements, is included in the funds' Annual Report to Shareholders for the fiscal year ended June 30, 2005. KPMG LLP was the independent registered public accountants for these funds for the year ended June 30, 2001.

The Regions Morgan Keegan Select Short Term Bond Fund commenced investment operations on February 18, 2005. On that date, the fund merged with LEADER Short Term Bond Fund, a series of LEADER Mutual Funds, and assumed that portfolio's operating history and performance record. In connection with this merger, the fund succeeded to the financial history of its predecessor fund. The financial information in the tables below has been derived from the predecessor fund's financial statements. The financial statements for the fiscal period ended June 30, 2005 and the year ended August 31, 2004 were audited by PricewaterhouseCoopers LLP, independent registered public accountants, whose report, along with the fund's financial statements, is included in the funds' Annual Report to Shareholders for the fiscal period ended June 30, 2005. KPMG LLP was the predecessor fund's independent registered public accounting firm for the years and for the fiscal period ended August 31, 2003, August 31, 2002 and August 31, 2001. Class C Shares of the fund commenced investment operations on November 1, 2005 and therefore do not have financial information to report. This information should be read in conjunction with the financial statements contained in the predecessor fund's Annual Report that are incorporated by reference into the Statement of Additional Information and is available upon request.

Annual Reports may be obtained without charge by calling 800-564-2188.

FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                                                   INVESTMENT ACTIVITIES                   LESS DISTRIBUTIONS
                                          ---------------------------------------  ------------------------------------

                                                            NET REALIZED
                                    NET ASSET              AND UNREALIZED   TOTAL     DIVIDENDS
                                      VALUE,      NET           GAINS       FROM       FROM NET   DISTRIBUTIONS   TOTAL
                                    BEGINNING  INVESTMENT  (LOSSES) FROM  INVESTMENT  INVESTMENT  FROM CAPITAL   DISTRI-
                                    OF PERIOD    INCOME     INVESTMENTS   ACTIVITIES    INCOME        GAINS      BUTIONS
-------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
CLASS A SHARES
Period Ended June 30, 2005*......    $10.24       0.31        (0.19)         0.12        (0.32)         --        (0.32)
Year Ended August 31, 2004.......    $10.22       0.29         0.02          0.31        (0.29)         --        (0.29)
Year Ended August 31, 2003.......    $ 9.94       0.36         0.28          0.64        (0.36)         --        (0.36)
Year Ended August 31, 2002.......    $10.11       0.39        (0.17)         0.22        (0.39)         --(3)     (0.39)
Period Ended August 31, 2001 (7).    $10.00       0.21         0.11          0.32        (0.21)         --        (0.21)

SHORT TERM BOND FUND
CLASS I SHARES
Period Ended June 30, 2005*......    $10.25       0.34        (0.20)         0.14        (0.35)         --        (0.35)
Year Ended August 31, 2004.......    $10.22       0.32         0.03          0.35        (0.32)         --        (0.32)
Year Ended August 31, 2003.......    $ 9.94       0.39         0.28          0.67        (0.39)         --        (0.39)
Year Ended August 31, 2002.......    $10.12       0.41        (0.18)         0.23        (0.41)         --(3)     (0.41)
Period Ended August 31, 2001 (8).    $10.00       0.30         0.12          0.42        (0.30)         --        (0.30)
-------------------------------------------------------------------------------------------------------------------------

     *     The Fund changed its fiscal year from August 31 to June 30.

     (1) Based on net asset value, which does not reflect the sales charge, if applicable.

     (2) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

     (3)   Amount less than $.005.

     (4)   Annualized.

     (5)   Not Annualized.

     (6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

     (7)   From the commencement of investment operations on March 8, 2001.

     (8)   From the commencement of investment operations on January 5, 2001.

     (See Accompanying Notes to the Financial Statements)

FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                                                      RATIO TO AVERAGE NET ASSETS      SUPPLEMENTAL DATA
                                                    --------------------------------  ---------------------
                                                                                        NET
                                    NET                                               ASSETS,
                                   ASSET                NET                EXPENSE    END OF
                                   VALUE,             INVEST-              WAIVER/    PERIOD    PORTFOLIO
                                   END OF    TOTAL     MENT       NET     REIMBURSE-  (000'S    TURNOVER
                                   PERIOD  RETURN(1)  INCOME   EXPENSES    MENT(2)    OMITTED)  RATE(6)
----------------------------------------------------------------------------------------------------------
LEADER SHORT TERM BOND FUND
CLASS A SHARES
Period Ended June 30, 2005*....... $ 10.04  1.21%(5)  3.65%(4)  1.08%(4)   0.23%(4)   $ 5,097      26%
Year Ended August 31, 2004........ $ 10.24  3.02%     2.76%     1.14%      0.23%      $ 7,396      92%
Year Ended August 31, 2003........ $ 10.22  6.57%     3.48%     1.19%      0.28%      $ 4,136      37%
Year Ended August 31, 2002........ $  9.94  2.22%     3.77%     1.27%      0.40%      $   969      20%
Period Ended August 31, 2001 (7).. $ 10.11  3.19%(5)  4.11%(4)  1.31%(4)   0.71%(4)   $    70      22%

LEADER SHORT TERM BOND FUND
CLASS I SHARES
Period Ended June 30, 2005*....... $ 10.04  1.35%(5)  3.97%(4)  0.81%(4)   0.39%(4)   $66,896      26%
Year Ended August 31, 2004........ $ 10.25  3.44%     3.07%     0.84%      0.54%      $62,281      92%
Year Ended August 31, 2003........ $ 10.22  6.86%     3.84%     0.90%      0.60%      $40,957      37%
Year Ended August 31, 2002........ $  9.94  2.30%     4.05%     0.98%      0.69%      $28,151      20%
Period Ended August 31, 2001 (8).. $ 10.12  4.26%(5)  4.50%(4)  0.96%(4)   0.87%(4)   $17,890      22%
----------------------------------------------------------------------------------------------------------

     *     The Fund changed its fiscal year from August 31 to June 30.

     (1) Based on net asset value, which does not reflect the sales charge, if applicable.

     (2) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

     (3)   Amount less than $.005.

     (4)   Annualized.

     (5)   Not Annualized.

     (6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

     (7)   From the commencement of investment operations on March 8, 2001.

     (8)   From the commencement of investment operations on January 5, 2001.

     (See Accompanying Notes to the Financial Statements)

                                                       35


FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:



                                                     INVESTMENT ACTIVITIES                   LESS DISTRIBUTIONS
                                            ---------------------------------------  ------------------------------------

                                                           NET REALIZED
                                   NET ASSET              AND UNREALIZED   TOTAL     DIVIDENDS
                                     VALUE,      NET           GAINS       FROM       FROM NET   DISTRIBUTIONS   TOTAL
                                   BEGINNING  INVESTMENT  (LOSSES) FROM  INVESTMENT  INVESTMENT  FROM CAPITAL   DISTRI-
                                   OF PERIOD    INCOME     INVESTMENTS   ACTIVITIES    INCOME        GAINS      BUTIONS
-------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
CLASS A SHARES
  Year Ended June 30, 2005....      $10.03      0.70        (0.11)         0.59        (0.69)           --      (0.69)
  Year Ended June 30, 2004....      $10.39      0.74        (0.28)         0.46        (0.80)         (0.02)    (0.82)
  Year Ended June 30, 2003....      $10.17      0.76         0.21          0.97        (0.75)           --      (0.75)
  Year Ended June 30, 2002....      $10.21      0.96          --           0.96        (0.94)         (0.06)    (1.00)
  Year Ended June 30, 2001....      $ 9.74      0.78         0.47          1.25        (0.78)           --      (0.78)

INTERMEDIATE BOND FUND
CLASS C SHARES
Year Ended June 30, 2005......      $10.03      0.67        (0.12)         0.55        (0.66)           --      (0.66)
Year Ended June 30, 2004......      $10.38      0.71        (0.27)         0.44        (0.77)         (0.02)    (0.79)
Year Ended June 30, 2003......      $10.17      0.73         0.20          0.93        (0.72)           --      (0.72)
Year Ended June 30, 2002......      $10.21      0.93          --           0.93        (0.91)         (0.06)    (0.97)
Year Ended June 30, 2001......      $ 9.74      0.74         0.47          1.21        (0.74)           --      (0.74)

INTERMEDIATE BOND FUND
CLASS I SHARES
Year Ended June 30, 2005......      $10.04      0.73        (0.12)         0.61        (0.72)           --      (0.72)
Year Ended June 30, 2004......      $10.39      0.77        (0.27)         0.50        (0.83)         (0.02)    (0.85)
Year Ended June 30, 2003......      $10.17      0.79         0.21          1.00        (0.78)           --      (0.78)
Year Ended June 30, 2002......      $10.21      0.99          --           0.99        (0.97)         (0.06)    (1.03)
Year Ended June 30, 2001......      $ 9.74      0.80         0.47          1.27        (0.80)           --      (0.80)
-------------------------------------------------------------------------------------------------------------------------

(1) Based on net asset value, which does not reflect the sales charge, if applicable.

(2) Portfolio  turnover rate is calculated on the basis of the Fund as a whole without  distinguishing  between classes of shares issued.

(3) 0.91%,  1.25%, and 0.66% before expense  reimbursement and fee waiver from Adviser for classes A, C, and I, respectively,  for the year ended June 30, 2002, 1.12%,  1.47%, and 0.88% before expense  reimbursement and fee waiver from Adviser for classes A, C, and I, respectively, for the year ended June 30, 2001.

(See Accompanying Notes to the Financial Statements)

FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                                                          RATIO TO
                                                          AVERAGE
                                                          NET ASSETS       SUPPLEMENTAL DATA
                                                      -----------------   -------------------
                                                                             NET
                                    NET                                    ASSETS,
                                   ASSET                NET                END OF
                                   VALUE,             INVEST-              PERIOD    PORTFOLIO
                                   END OF    TOTAL     MENT       NET      (000'S    TURNOVER
                                   PERIOD  RETURN(1)  INCOME   EXPENSES    OMITTED)  RATE(2)
-----------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
CLASS A SHARES
  Year Ended June 30, 2005....    $   9.93   6.05%    6.84%     0.78%      $191,439     49%
  Year Ended June 30, 2004....    $  10.03   4.68%    7.30%     0.81%      $ 98,194     47%
  Year Ended June 30, 2003....    $  10.39   9.99%    7.38%     0.85%      $ 82,786     38%
  Year Ended June 30, 2002....    $  10.17   9.61%    9.55%     0.89%(3)   $ 54,496     37%
  Year Ended June 30, 2001....    $  10.21  13.16%    7.73%     0.89%(3)   $ 12,375     60%

INTERMEDIATE BOND FUND
CLASS C SHARES
Year Ended June 30, 2005......    $   9.92   5.58%    6.49%     1.13%      $174,382    49%
Year Ended June 30, 2004......    $  10.03   4.42%    6.95%     1.16%      $107,801    47%
Year Ended June 30, 2003......    $  10.38   9.40%    7.03%     1.20%      $ 84,554    38%
Year Ended June 30, 2002......    $  10.17   9.34%    9.20%     1.23%(3)   $ 31,788    37%
Year Ended June 30, 2001......    $  10.21  12.76%    7.54%     1.23%(3)   $  9,396    60%

INTERMEDIATE BOND FUND
CLASS I SHARES
Year Ended June 30, 2005......    $   9.93   6.21%    7.09%     0.53%      $118,180    49%
Year Ended June 30, 2004......    $  10.04   5.04%    7.55%     0.56%      $ 44,489    47%
Year Ended June 30, 2003......    $  10.39  10.15%    7.63%     0.60%      $ 33,348    38%
Year Ended June 30, 2002......    $  10.17   9.99%    9.80%     0.64%(3)   $ 20,289    37%
Year Ended June 30, 2001......    $  10.21  13.43%    7.90%     0.63%(3)   $ 10,105    60%
-----------------------------------------------------------------------------------------------

(1) Based on net asset value, which does not reflect the sales charge, if applicable.

(2) Portfolio  turnover rate is calculated on the basis of the Fund as a whole without distinguishing  between classes of shares issued.

(3) 0.91%,  1.25%, and 0.66% before expense  reimbursement and fee waiver from Adviser for classes
    A, C, and I, respectively,  for the year ended June 30, 2002, 1.12%,  1.47%, and 0.88% before expense  reimbursement and fee waiver from Adviser for classes A, C, and I, respectively, for the year ended June 30, 2001.

(See Accompanying Notes to the Financial Statements)

FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:



                                                   INVESTMENT ACTIVITIES                   LESS DISTRIBUTIONS:
                                          ---------------------------------------  --------------------------------------

                                                            NET REALIZED
                                    NET ASSET              AND UNREALIZED   TOTAL     DIVIDENDS
                                      VALUE,      NET           GAINS       FROM       FROM NET   DISTRIBUTIONS   TOTAL
                                    BEGINNING  INVESTMENT  (LOSSES) FROM  INVESTMENT  INVESTMENT  FROM CAPITAL   DISTRI-
                                    OF PERIOD    INCOME     INVESTMENTS   ACTIVITIES    INCOME        GAINS      BUTIONS
-------------------------------------------------------------------------------------------------------------------------
HIGH INCOME FUND
CLASS A SHARES
Year Ended June 30, 2005......      $ 10.53      1.27       (0.03)         1.24        (1.21)         (0.14)    (1.35)
Year Ended June 30, 2004......      $ 10.55      1.09        0.30          1.39        (1.11)         (0.30)    (1.41)
Year Ended June 30, 2003......      $ 10.47      1.21        0.04          1.25        (1.14)         (0.03)    (1.17)
Year Ended June 30, 2002......      $ 10.56      1.42       (0.07)         1.35        (1.33)         (0.11)    (1.44)
Year Ended June 30, 2001......      $  9.98      1.30        0.58          1.88        (1.30)           --      (1.30)

HIGH INCOME FUND
CLASS C SHARES
Year Ended June 30, 2005......      $ 10.54      1.22       (0.04)         1.18        (1.16)         (0.14)    (1.30)
Year Ended June 30, 2004......      $ 10.55      1.04        0.31          1.35        (1.06)         (0.30)    (1.36)
Year Ended June 30, 2003......      $ 10.47      1.16        0.04          1.20        (1.09)         (0.03)    (1.12)
Year Ended June 30, 2002......      $ 10.56      1.37       (0.07)         1.30        (1.28)         (0.11)    (1.39)
Year Ended June 30, 2001......      $  9.98      1.25        0.58          1.83        (1.25)           --      (1.25)

HIGH INCOME FUND
CLASS I SHARES
Year Ended June 30, 2005......      $ 10.54      1.30       (0.04)         1.26        (1.24)         (0.14)    (1.38)
Year Ended June 30, 2004......      $ 10.55      1.11        0.31          1.42        (1.13)         (0.30)    (1.43)
Year Ended June 30, 2003......      $ 10.47      1.24        0.04          1.28        (1.17)         (0.03)    (1.20)
Year Ended June 30, 2002......      $ 10.56      1.45       (0.07)         1.38        (1.36)         (0.11)    (1.47)
Year Ended June 30, 2001......      $  9.98      1.32        0.58          1.90        (1.32)           --      (1.32)
-------------------------------------------------------------------------------------------------------------------------

(1) Based on net asset value, which does not reflect the sales charge, if applicable.

(2) Portfolio  turnover rate is calculated on the basis of the Fund as a whole without  distinguishing  between classes of shares issued.

(3) 1.24%,  1.74%, and 1.00% before expense  reimbursement and fee waiver from Adviser for Classes A, C, and I, respectively, for the year ended June 30, 2001.

(See Accompanying Notes to the Financial Statements)

FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                                                            RATIO TO
                                                            AVERAGE
                                                           NET ASSETS         SUPPLEMENTAL DATA
                                                        -----------------   ----------------------
                                                                                 NET
                                       NET                                     ASSETS,
                                      ASSET                NET                 END OF
                                      VALUE,             INVEST-               PERIOD    PORTFOLIO
                                      END OF    TOTAL     MENT       NET       (000'S    TURNOVER
                                      PERIOD  RETURN(1)  INCOME   EXPENSES     OMITTED)  RATE(2)
---------------------------------------------------------------------------------------------------
HIGH INCOME FUND
CLASS A SHARES
Year Ended June 30, 2005......      $ 10.42   12.32%    12.15%    1.10%       $504,372     86%
Year Ended June 30, 2004......      $ 10.53   14.05%    10.23%    1.11%       $391,100     79%
Year Ended June 30, 2003......      $ 10.55   12.72%    10.99%    1.13%       $298,816     67%
Year Ended June 30, 2002......      $ 10.47   13.57%    13.52%    1.15%       $135,195     33%
Year Ended June 30, 2001......      $ 10.56   19.88%    12.86%    1.19%(3)    $ 28,874     38%

HIGH INCOME FUND
CLASS C SHARES
Year Ended June 30, 2005......      $ 10.42   11.65%    11.65%    1.60%       $276,194     86%
Year Ended June 30, 2004......      $ 10.54   13.59%     9.73%    1.61%       $219,313     79%
Year Ended June 30, 2003......      $ 10.55   12.16%    10.48%    1.64%       $173,290     67%
Year Ended June 30, 2002......      $ 10.47   13.01%    13.03%    1.64%       $ 74,954     33%
Year Ended June 30, 2001......      $ 10.56   19.30%    12.36%    1.69%(3)    $ 15,759     38%

HIGH INCOME FUND
CLASS I SHARES
Year Ended June 30, 2005......      $ 10.42   12.48%    12.40%    0.85%       $333,164     86%
Year Ended June 30, 2004......      $ 10.54   14.44%    10.48%    0.86%       $209,361     79%
Year Ended June 30, 2003......      $ 10.55   13.00%    11.24%    0.88%       $110,695     67%
Year Ended June 30, 2002......      $ 10.47   13.85%    13.76%    0.91%       $ 51,073     33%
Year Ended June 30, 2001......      $ 10.56   20.18%    13.18%    0.95%(3)    $ 17,414     38%
---------------------------------------------------------------------------------------------------

(1) Based on net asset value, which does not reflect the sales charge, if applicable.

(2) Portfolio  turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(3) 1.24%,  1.74%, and 1.00% before expense  reimbursement and fee waiver from Adviser for
    Classes A, C, and I, respectively, for the year ended June 30, 2001.

(See Accompanying Notes to the Financial Statements)


[BORDER GRAPHIC -
[REGIONS MORGAN KEEGAN SELECT FUNDS]

FOR ADDITIONAL INFORMATION

A Statement of Additional Information ("SAI"), dated November 1, 2005, containing further information about the funds has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated by reference in this prospectus.

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance.

Free copies of the annual and semi-annual reports and SAI may be obtained:

     o From your Morgan Keegan financial adviser or Regions Morgan Keegan Trust Administrator;

     o    By calling Morgan Keegan at 800-564-2188;

     o    By writing to Morgan Keegan at the address noted below; or

     o    By accessing the Edgar Database on the SEC's website at www.sec.gov.

Information about the funds (including shareholder reports and the SAI) also can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain copies of this information, after you pay a duplicating fee, by e-mail request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Call 202-942-8090 for information on the Public Reference Room's operations and copying fees.

All shareholder inquiries can be made by contacting Morgan Keegan at the address listed below:

                          Morgan Keegan & Company, Inc.
                              50 North Front Street
                                Memphis, TN 38103
                                  800-366-7426

                              www.morgankeegan.com






                    [LOGO Regions Morgan Keegan Select Funds]

                   Investment Company Act File No. 811-09079.

                         MORGAN KEEGAN SELECT FUND, INC.

                Regions Morgan Keegan Select Short Term Bond Fund
               Regions Morgan Keegan Select Intermediate Bond Fund
                  Regions Morgan Keegan Select High Income Fund

                          Morgan Keegan & Company, Inc.
                               Morgan Keegan Tower
                            Fifty North Front Street
                            Memphis, Tennessee 38103
                                 1-800-366-7426




                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the funds' Prospectus, dated November 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC"). A copy of the current Prospectus is available without charge from Morgan Keegan & Company, Inc. ("Morgan Keegan"), the funds' distributor, by writing to the above address or by calling the toll-free number listed above.


                                November 1, 2005

                                TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION........................................Cover
GENERAL INFORMATION............................................................1
INVESTMENT LIMITATIONS AND POLICIES............................................1
   Investment Limitations of the Short Term Bond Fund..........................1
   Investment Limitations of the Intermediate Bond Fund and High
     Income Fund...............................................................4
   Investment Instruments and Strategies.......................................6
ADDITIONAL TAX INFORMATION....................................................33
   General....................................................................33
   Dividends and Other Distributions..........................................34
   Redemptions................................................................34
   Income from Foreign Securities (High Income Fund)..........................35
   Hedging Strategies.........................................................36
   Original Issue Discount Securities.........................................37
VALUATION OF SHARES...........................................................37
ADDITIONAL PURCHASE INFORMATION...............................................39
   Class A Shares.............................................................39
   Letter of Intent...........................................................39
   Sales Charge Waivers.......................................................40
   Class C Shares.............................................................40
   Class I Shares.............................................................40
ADDITIONAL INFORMATION ON REDEMPTIONS.........................................41
PERFORMANCE INFORMATION.......................................................41
   Total Return Calculations..................................................41
   Other Information..........................................................44
TAX-DEFERRED RETIREMENT ACCOUNTS AND PLANS....................................44
   Individual Retirement Accounts - IRAs......................................45
   Self-Employed Individual Retirement Plans - Keogh Plans....................45
   Simplified Employee Pension Plans - SEPPS, and    Savings Incentive
     Match Plans for Employees - SIMPLES......................................45
DIRECTORS AND OFFICERS........................................................45
   Interested Directors.......................................................46
   Independent Directors......................................................46
   Officers...................................................................49
PRINCIPAL SHAREHOLDERS........................................................54
INVESTMENT ADVISER............................................................56
PORTFOLIO MANAGERS............................................................59
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................61
DISTRIBUTOR...................................................................63
PROXY VOTING POLICIES AND PROCEDURES..........................................66
PORTFOLIO HOLDINGS INFORMATION................................................67
DESCRIPTION OF THE FUNDS' SHARES..............................................69
ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND
   DISBURSING AGENT AND PORTFOLIO ACCOUNTING SERVICE AGENT....................70
LEGAL COUNSEL.................................................................71
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................71

Dated:  November 1, 2005

                               GENERAL INFORMATION

     Morgan Keegan Select Fund, Inc. is an open-end investment management company (the "Company") organized as a Maryland corporation on October 27, 1998. The Company consists of three series: Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund. Prior to February 18, 2005, Regions
Morgan Keegan Select Short Term Bond Fund was a series of LEADER Mutual Funds and was named the LEADER Short Term Bond Fund. Regions Morgan Keegan Select Intermediate Bond Fund ("Intermediate Bond Fund"), Regions Morgan Keegan Select High Income Fund ("High Income Fund"), and Regions Morgan Keegan Select Short Term Bond Fund ("Short Term Bond Fund") are diversified series of the Company. Each fund has its own investment objective and policies as described in the funds' Prospectuses. Each fund issues three classes of shares: Class A shares, Class C shares and Class I shares.

                       INVESTMENT LIMITATIONS AND POLICIES

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined at the time of a fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.

     Each fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (a majority of the outstanding voting securities of a fund is defined under the Investment Company Act of 1940, as amended ("1940 Act") as the lesser of (i) 67% or more of the fund's shares present at a meeting if more than 50% of the outstanding shares of the fund are present and represented by proxy, or (ii) more than 50% of the outstanding shares of the fund) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF THE SHORT TERM BOND FUND

As described in the Prospectus, the Short Term Bond Fund seeks to provide a high level of current income consistent with the preservation of capital. Under normal market conditions, at least 80% of the fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in bonds or other debt obligations. The fund invests primarily in investment-grade bonds (that is, those rated at least Baa or BBB, or determined by Morgan Asset Management, Inc., the fund's adviser ("Adviser"), to be of comparable quality). The types of securities that the fund may purchase include bonds of U.S. corporate and governmental issuers, U.S. dollar-denominated bonds of foreign issuers, and mortgage-backed and other asset-backed securities. The fund may also, but is not limited to, investing in: corporate debt obligations having floating or fixed rates of interest and rated in one of the four highest categories by an NRSRO (that is, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by Standard &

Poor's or Fitch), or which are not rated but are of comparable quality in the judgment of the adviser; asset-backed securities rated A or higher by an NRSRO, which may include, but are not limited to, interests in pools of receivables such as motor vehicle installment purchase obligations and credit card receivables; direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; obligations of U.S. Government agencies, authorities or instrumentalities such as the Federal Home Loan Banks, Fannie Mae, Ginnie Mae, the Federal Farm Credit Banks, the Student Loan Marketing Association, the Federal Home Loan Mortgage Corporation ("FHLMC") or the Tennessee Valley Authority; collateralized mortgage obligations; and repurchase agreements collateralized by eligible investments. The fund will normally maintain a dollar-weighted average portfolio maturity of three years or less, but may purchase individual securities with longer maturities.

If a security's rating is reduced below the required minimum after the fund has purchased it, the fund is not required to sell the security, but may consider doing so. However, the fund does not intend to hold more than 10% of its assets in securities that have been downgraded below investment grade (that is, below BBB or Baa).

     THE FOLLOWING ARE THE SHORT TERM BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

          (1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

          (2) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

          (3) Make loans. (For purposes of this investment restriction, the following will not be considered the making of a loan: (a) entering into repurchase agreements, (b) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or a type commonly purchased by financial institutions, and (c) lending portfolio securities.)

          (4) Purchase any security (other than U.S. Government Securities) if, as a result, 25% or more of the fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

          (5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

          (6) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions); or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

          (7) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by non- fundamental restriction
          (6) below; any borrowing permitted by fundamental restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.)

     THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED BY THE BOARD OF DIRECTORS ("BOARD") WITHOUT SHAREHOLDER APPROVAL. THE SHORT TERM BOND FUND MAY NOT:

          (1) Invest in companies for the purpose of exercising control or management.

          (2) Purchase any security (other than a U.S. Government Security) if, as a result, more than 5% of the Short Term Bond Fund's total assets (taken at current value) would then be invested in securities of a single issuer.

          (3) Invest more than 5% of its total assets (taken at current value) in securities of companies that (with predecessor companies) have a record of less than three years of continuous operations.

          (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues as a single class and all debt issues as a single class) or acquire more than 10% of the outstanding voting securities of an issuer.

          (5) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or similar transaction. (Under the 1940 Act, the fund generally may not: (a) invest more than 10% of its total assets (taken at current value) in such securities; (b) own securities of any one investment company having a value in excess of 5% of the fund's total assets (taken at current value); or (c) own more than 3% of the outstanding voting stock of any one investment company.)

          (6) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its total assets to secure borrowings permitted by fundamental restriction (5) above. (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

          (7) Purchase or retain securities of an issuer if officers and Trustees of the Company and officers and directors of its investment Adviser who individually own more than 1/2 of 1% of the shares or securities of such issuer together own more than 5% of such shares or securities.

          (8) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Adviser or its affiliates or accounts under their management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

          (9) Purchase any illiquid security if, as a result, more than 15% of the fund's net assets (based on current value) would then be invested in such securities; provided, however, that no more than 10% of the fund's total assets may be invested in the aggregate in (a) restricted securities, (b) securities of companies that (with predecessor companies) have a record of less than three years of continuous operations and (c) securities that are not readily marketable.

          (10) Write or purchase puts, calls or combinations of both except that the fund may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (b) write, purchase and sell put and call options on securities, securities indices or futures contracts and (c) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

     The Short Term Bond Fund has a policy that 80% of its net assets (plus the amount of any borrowings for investment purposes) will be invested in debt securities. The fund may not change this policy without giving 60 days' written notice to its shareholders.

     Although authorized to invest in restricted securities, the fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities in the coming year. Although authorized to make short sales subject to the condition specified in fundamental restriction (6) above, the fund as a matter of non-fundamental operating policy currently does not intend to make such short sales in the coming year. Although authorized under non-fundamental restriction (10) above to write, purchase and sell put and call options on currencies and to enter into currency forward contracts, the fund, as a matter of non-fundamental operating policy, currently does not intend to do so in the coming year.


INVESTMENT LIMITATIONS OF THE INTERMEDIATE BOND FUND AND HIGH INCOME FUND

     THE FOLLOWING ARE THE INTERMEDIATE BOND FUND'S AND THE HIGH INCOME FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. EACH FUND MAY
NOT:

     (1)  Issue senior securities, except as permitted under the 1940 Act;

     (2) Borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

     (3) Underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 ("1933 Act") in the disposition of restricted securities;

     (4) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, 25% or more of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

     (7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or

     (8) With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

     THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED BY THE BOARD WITHOUT SHAREHOLDER APPROVAL. THE INTERMEDIATE BOND FUND AND THE HIGH INCOME FUND:

     (1) May not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

     (2) May not purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

     (3) May not purchase securities when borrowings exceed 5% of its total assets;

     (4) May borrow money only (a) from a bank, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)); and

     (5) May not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     With respect to limitation (5), if through a change in values, net assets, or other circumstances, a fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

     THE FOLLOWING LIMITATION APPLIES TO THE INTERMEDIATE BOND FUND:

     The Intermediate Bond Fund has a policy that 80% of its assets will be invested in debt securities. The fund may not change this policy without giving 60 days' written notice to its shareholders.

INVESTMENT INSTRUMENTS AND STRATEGIES

     The following pages contain more detailed information about types of instruments in which each fund may invest, strategies that the Adviser may employ in pursuit of each fund's investment objective, and a summary of related risks. The Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the funds achieve their goals.

     ASSET-BACKED SECURITIES. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle retail installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving consumer credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

     Certificates for Automobile Receivables(SM) ("CARS(SM)") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are generally guaranteed for a specified time period and amount by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARS(SM) if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contract; depreciation, damage, or loss of the vehicles securing the contract; or other factors.

     Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than automobile contracts. Most of the credit card
receivable   securities   issued   publicly  to  date  have  been   pass-through
certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder. Principal payments on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation and repayment of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

     Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

     Each fund may invest in trust-preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually over-collateralized, trust preferred securities have only one underlying payor and are not over-collateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to each fund.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. The U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage
Association),   Fannie  Mae  (also  known  as  the  Federal  National   Mortgage
Association) or Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

     GINNIE MAE CERTIFICATES. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed through" to certificate holders such as the funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

     FANNIE MAE CERTIFICATES. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

     FREDDIE MAC CERTIFICATES. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

     PRIVATE MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and collateralized mortgage obligations ("CMOs") issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "Types of Credit Enhancement" below. These credit enhancements do not protect investors from changes in market value.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. The market for commercial mortgage-backed securities developed more recently, and in terms of total outstanding principal amount of issues, is relatively small, compared to the market for residential single-family mortgage-backed securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by loans on residential properties.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, neither fund may fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class, mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificate holders on a current basis, until other classes of the CMO are paid in full.

     Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

     Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse interest-only class on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

     ARMS AND FLOATING RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (sometimes referred to as "ARM securities") are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, such securities generally do not decrease in value as much as fixed-rate securities. Conversely, during periods of declining rates, such securities generally do not increase in value as much as fixed-rate securities.

     ARM securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

     ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

     The rates of interest payable on certain ARMs, and, therefore, on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

     ARM securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (i.e., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some ARM securities might not meet each fund's quality standards. Accordingly, in purchasing these securities, each fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. Each fund can also buy fixed-rate securities accompanied by a demand feature or by a put option, which permits each fund to sell the security to the issuer or third party at a specified price. Each fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

     Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

     TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on the underlying assets to make payments, mortgage- and asset-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection is the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. Neither fund will pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

     INVESTMENTS IN SUBORDINATED SECURITIES. Each fund may invest in subordinated classes of senior-subordinated securities ("Subordinated Securities"). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage- or asset-backed securities arising out of the same pool of assets. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior securities and tend to be rated in a lower rating category (frequently a substantially lower rating category) than the senior securities issued in respect of the same pool of assets. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates, and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage- or asset-backed securities.

     SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of each fund.

     COLLATERALIZED BOND OBLIGATIONS. Collateralized bond obligations ("CBOs") are structured securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates that are intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool.

     COLLATERALIZED LOAN OBLIGATIONS. Collateralized loan obligations ("CLOs") are asset-backed securities issued by a trust or other entity that are collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Adviser does not select borrowers of the underlying loans that comprise the CLO pool (a "CLO borrower"). Like the underlying loans, CLOs are subject to credit risk. CLOs are also subject to prepayment risk, which is the risk that the underlying loans may be prepaid, generally during a period of falling interest rates, which could adversely affect the yield to maturity and could require each fund to reinvest in lower yielding securities. In addition, the collection of collateral on a defaulted loan, if achieved, may be subject to significant delays. Further, each fund may be subject to the credit risk of the institution that creates the CLO. Each fund may have limited or no rights to enforce the terms of any loan agreement with a CLO borrower, right to set-off against the CLO borrower or right to object to amendments to the lending agreement with the CLO borrower.

     BELOW INVESTMENT GRADE BONDS. Below investment grade bonds have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of below investment grade bonds may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     While the market for below investment grade bonds has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the below investment grade bond market, especially during periods of economic recession.


     The market for below investment grade bonds may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, below investment grade bonds will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing below investment grade bonds than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of below investment grade bonds and the ability of outside pricing services to value below investment grade bonds.


     Since the risk of default is higher for below investment grade bonds, the Adviser's research and credit analysis are an especially important part of managing securities of this type. The Adviser will attempt to identify those issuers of below investment grade bonds whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than compatible nonconvertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

     U.S. GOVERNMENT SECURITIES. Each fund may invest in U.S. government securities, including a variety of securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks. Other U. S. government agencies, authorities and instrumentalities, may include, among others, Fannie Mae, Ginnie Mae, the FHLMC, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.

     - U.S. Treasury Bills - Direct obligations of the United States Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

     - U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

     - "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. Ginnie Mae guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by Ginnie Mae is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the fund) each month.
     Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

     - "Fannie Maes" - Fannie Mae is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by Fannie Mae that are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

     - "Freddie Macs" - The FHLMC is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent interests in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

     As described in the fund's Prospectus, U.S. Government Securities do not involve the level of credit risk associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the fund's net asset value.

     Stripped government securities are created by separating the income and principal components of a U.S. government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

     MUNICIPAL OBLIGATIONS. These obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to a fund. The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or facility being financed. Private activity bonds ("PABs") are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of PABs is usually directly related to the credit standing of the corporate user of the facilities. In addition, certain types of PABs are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

WHEN-ISSUED SECURITIES. The fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed-income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Company's custodian and to maintain in that account cash, U.S. Government Securities or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the fund's when-issued or delayed-delivery commitments. No income is generally earned on these securities until after delivery. The fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the fund's investment criteria. The fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the fund's payment obligation).

     FOREIGN SECURITIES (HIGH INCOME FUND). Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Foreign investments involve risks relating to local political, economic, regulatory or social instability, military action or unrest or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

     It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter ("OTC") markets located outside of the United States. Foreign markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

     Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     The risks of foreign investing may be magnified for investments in developing or emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

     FOREIGN CURRENCY TRANSACTIONS (HIGH INCOME FUND). The fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The fund may use currency forward contracts for any purpose consistent with its investment objectives.

     The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the fund. The fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

     A "settlement hedge" or "transaction hedge" is designed to protect the fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the Adviser has not yet selected specific investments.

     The fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

     Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Successful use of currency management strategies will depend on the Adviser's skill in analyzing currency values. Currency management strategies may substantially change the fund's investment exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the fund by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser increases the fund's exposure to a foreign currency and that currency's value declines, the fund will realize a loss. There is no assurance that the Adviser's use of currency management strategies will be advantageous to the fund or that it will hedge at appropriate times.

     INDEXED SECURITIES. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

     Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

     VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

     ZERO COUPON BONDS. The fund may invest in zero coupon bonds. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell such securities at such time.

     COMMERCIAL PAPER. Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

     Asset-backed  commercial  paper is a debt obligation  generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

     SECURITIES OF OTHER INVESTMENT COMPANIES. Each fund may invest in the securities of other investment companies to the extent that such investments are consistent with each fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, neither fund may acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

     Each fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of each fund's own operations.

     FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Purchasing Put and Call Options, Writing Put and Call Options, OTC Options, Futures Contracts, Futures Margin Payments, Options and Futures Relating to Foreign Currencies, and Swap Agreements.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. Each fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of each fund's assets could impede portfolio management or each fund's ability to meet redemption requests or other current obligations.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to, in the case of a put option, purchase the underlying security or, in the case of a call option, sell the underlying security, in either case for a price equal to the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put or call option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, in the case of a put option, or deliver the underlying security in exchange for the strike price in the case of a call option, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, each fund will be required to make margin payments to a futures commission merchant ("FCM") as described below for futures contracts.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with an FCM when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

     Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match each fund's current or anticipated investments exactly. Each fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in each fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The lack of liquidity in the secondary market for a contract due to price fluctuation limits could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, each fund's access to other assets held to cover its options or futures positions could also be impaired.

     LIMITATIONS ON THE USE OF OPTIONS AND FUTURES PORTFOLIO STRATEGIES (SHORT TERM BOND FUND). The fund will not "over-hedge;" that is, the fund will maintain open short positions in futures contracts if, in the aggregate, the value of its open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures contracts.

A Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options and futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations, CFTC rules and transaction costs.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES (HIGH INCOME FUND). Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

     SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to address a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to changes in long or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or to address other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the High Income Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. currency and interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

     The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     Each fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.

     ILLIQUID AND RESTRICTED SECURITIES. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board, the Adviser determines the liquidity of each fund's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of each fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Investments currently considered by the Adviser to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and OTC options. Also, the Adviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to OTC options that the funds write, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the funds may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board.

     Illiquid securities may be difficult to dispose of at a fair price at the times when either fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that each fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and thus the Adviser's judgment plays a greater role in the valuation process. Investment of each fund's assets in illiquid securities may restrict each fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which each fund's operations require cash and could result in each fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Adviser has the ability to deem restricted securities as liquid. Where registration is required, each fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a fund, however, could affect adversely the marketability of such portfolio securities and a fund might be unable to dispose of such securities promptly or at reasonable prices.

     LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the funds' policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by any nationally recognized statistical rating service. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Adviser uses its research to attempt to avoid situations where fraud or misrepresentation could adversely affect the funds.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. In the event that either fund invests in these types of loans, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

     Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Limitations and Policies"). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each fund and the borrower, if the participation does not shift to the funds the direct debtor-creditor relationship with the borrower, SEC interpretations require the funds, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict each fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     ORIGINAL ISSUE DISCOUNT SECURITIES. Certain debt securities acquired by a fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no current cash income on account of such discount is actually received by a fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest, and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. A fund may purchase some debt securities at a discount that exceeds the original issue discount on such securities, if any. This additional discount represents market discount for federal income tax purposes. See "Additional Tax Information."

     REPURCHASE AGREEMENTS. The funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price. The funds may invest in repurchase agreements with institutions that are deemed by the Adviser to be of good standing and creditworthy pursuant to the guidelines established by the Board. A third party custodian bank takes possession of the underlying securities of a repurchase agreement, the value of which is at all times at lest equal to the principal amount of the repurchase transaction, including accrued interest. In the event of counterparty default on the obligation to repurchase, each fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. However, there could be potential losses to the funds in the event of default or bankruptcy by the counterparty to the agreement and the funds are delayed or prevented from exercising their rights to dispose of the collateral, including the risk of possible decline in the value of the collateral during the period while the funds seek to assert their rights.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover their obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

     DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The funds may receive fees or price concessions for entering into delayed-delivery transactions.

     When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with each fund's investments. If each fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, each fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss.

     Each fund may re-negotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

     SECURITIES LENDING. Each fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Adviser's judgment, the consideration to be earned from such loans would justify the risk.

     The Adviser understands that it is the current view of the SEC staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and
(6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     SHORT SALES. A fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the Adviser anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

     When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

     LEVERAGE. The use of leverage by each fund creates an opportunity for increased net income and capital growth for the fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Each fund may utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for a fund including the likelihood of greater volatility of net asset value and market price of the shares and the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares may affect the return to a fund. To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, a fund's return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain a fund's leveraged position if it deems such action to be appropriate under the circumstances. Certain types of borrowings by a fund may result in the fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. A fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the corporate debt securities or preferred shares purchased by a fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the fund in managing the fund's portfolio in accordance with the fund's investment objectives and policies.

     EFFECTIVE MATURITY. Effective maturity is the calculated maturity based on analytical factors that estimate the actual expected return of principal rather than the stated final maturity date. For example, a mortgage-backed bond may have a 30-year stated final maturity. However, given the expected periodic principal prepayments of that bond, the effective maturity may be 10 years rather than the stated 30 years. The average effective maturity is the dollar-weighted average of effective maturities of the securities in the fund's portfolio.

                           ADDITIONAL TAX INFORMATION

     The following discussion is a general summary of certain federal tax considerations affecting each fund and its shareholders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. It is based on current provisions of the Internal Revenue Code of 1986, as amended ("Code"), the regulations promulgated thereunder, judicial decisions and administrative pronouncements, all of which are subject to change, some of which may be retroactive. Prospective investors are urged to consult their own tax advisers for more detailed information and for information regarding other federal tax considerations and any state, local or foreign taxes that may apply to them.

GENERAL

     Each fund (which is treated as a separate corporation for federal tax purposes) intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. To qualify for that treatment, the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess of net short-term capital gain over net long-term capital loss plus, in the case of the High Income Fund, net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of any two issuers the fund controls that are determined to be engaged in the same, similar, or related trades or businesses.

     If a fund failed to qualify for  treatment  as a RIC for any taxable  year,
(1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the fund's earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable at the rate for net capital gain - a maximum of 15%). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

DIVIDENDS AND OTHER DISTRIBUTIONS

     A portion (not expected to be substantial) of the dividends from a fund's investment company taxable income (whether paid in cash or reinvested in additional fund shares) may be eligible for (1) the 15% maximum federal income tax rate applicable to dividends that individuals receive through 2008 and (2) the dividends-received deduction allowed to corporate shareholders. The eligible portion for a fund may not exceed the aggregate dividends a fund receives from domestic corporations and, for purposes of the 15% rate, certain foreign corporations. In addition, the availability of that rate and the dividends-received deduction is subject to certain holding period, debt-financing and other restrictions imposed on a fund with respect to the shares it holds on which the dividends were paid. Dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions by a fund of net capital gain do not qualify for the 15% rate or the dividends-received deduction.

     Dividends and other distributions a fund declares in December of any year that are payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays them during the following January. Accordingly, those distributions will be taxed to the shareholders for the year in which that December 31 falls.

     A dividend or capital gain distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal taxation. Accordingly, an investor should not purchase fund shares immediately prior to a dividend or capital gain distribution record date solely for the purpose of receiving the dividend or distribution.

REDEMPTIONS

     A redemption of a fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis in the redeemed shares (which normally includes any sales load paid on Class A shares). An exchange of shares of a fund for shares of another fund in the Morgan Keegan family of funds ("Morgan Keegan Fund"), including the other fund described in this SAI, generally will have similar tax consequences. Special rules apply when a shareholder disposes of Class A shares of a fund through a redemption or exchange within 60 days after purchase thereof and subsequently reacquires Class A shares of that fund or acquires Class A shares of another Morgan Keegan Fund, including such other fund, without paying a sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when the shareholder acquired those shares, and that amount will increase the basis in the shares subsequently acquired. In addition, if a shareholder purchases shares of a fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of that fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis in the newly purchased shares.

     If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

INCOME FROM FOREIGN SECURITIES (HIGH INCOME FUND)

     Dividends and interest the High Income Fund receives on foreign securities, and gains it realizes thereon, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     The High Income Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. High Income Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on "qualified dividend income" described above.

     If the High Income Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain - which it most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The High Income Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years. The fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the securities and (3) that are attributable to fluctuations in exchange rates that occur between the time the High Income Fund accrues dividends, interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables, or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If these losses exceed other investment company taxable income during a taxable year, the fund would not be able to distribute any dividends, and any distributions it made during that year before it realized the losses would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

HEDGING STRATEGIES

     The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a fund derives with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

     Certain futures, foreign currency contracts and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which a fund may invest may be "section 1256 contracts." Section 1256 contracts a fund holds at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.
Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement, which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

     Code section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a fund may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

     If a fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

ORIGINAL ISSUE DISCOUNT SECURITIES

     A fund may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, a fund must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because a fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a fund's cash assets or from the proceeds of sales of securities, if necessary. A fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

     A fund may invest in bonds that are purchased, generally not on their original issue, with "market discount" that is, at a price less than the stated redemption price of the bond at maturity adjusted for accrued OID, if any) ("market discount bonds"). Market discount less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after a fund acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of a market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, a fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.




                               VALUATION OF SHARES

     Net asset value of each fund's shares will be determined daily as of the close of the NYSE (usually 4:00 p.m., Eastern Time), on every day that the NYSE is open for business, by dividing the value of the total assets of the fund, less liabilities, by the total number of shares outstanding at such time.

Pricing will not be done on days when the NYSE is closed. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Investments in securities traded on national securities exchanges are stated at the last-reported sales price on the day of valuation. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last-quoted bid price. The Intermediate Bond Fund and the High Income Fund normally obtain market values for their securities from an independent pricing service or from the use of an internal matrix system that derives value based on comparable securities. Short-term debt securities with remaining maturities of 60 days or less are valued normally at amortized cost or original cost plus accrued interest, both of which approximate market. When the funds believe that a market quote does not reflect a security's true value, the funds may substitute for the market value a fair value estimate made according to methods approved by the Board.

     Foreign securities are valued based on prices furnished by independent brokers or quotation services that express the value of securities in their local currency. The Adviser gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign currencies from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of the net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of trading in that market, then that security will be valued as determined in good faith by a committee appointed by the Board.

     Futures contracts and options are valued on the basis of market quotations, if available. Premiums received on the sale of call options are included in the funds' net asset value, and the current market value of options sold by the funds will be subtracted from net assets. Securities of other open-end investment companies are valued at their respective net asset values.

     Equity and debt securities issued in private placements shall be valued on the bid side by a primary market dealer. U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, shall be valued by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of 60 days or less shall each be valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of the Adviser, does not represent market value. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

     When price quotations for certain securities are not readily available or if the available quotations are not believed to be reflective of market value, those securities shall be valued at "fair value" as determined in good faith by the Adviser's Valuation Committee. Such determinations shall be made in accordance with procedures approved by the fund's Board. The fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing services is inaccurate.

     There can be no assurance that the fund could purchase or sell a portfolio security at the price used to calculate the fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

                         ADDITIONAL PURCHASE INFORMATION

CLASS A SHARES

     Class A shares are offered on a continuous basis at a price equal to their net asset value plus the applicable "initial sales charge" described in the Prospectus. Proceeds from the initial sales charge are paid to Morgan Keegan and are used by Morgan Keegan to defray expenses related to providing distribution-related services to the funds in connection with sales of Class A shares, such as the payment of compensation to Morgan Keegan brokers for selling Class A shares. No initial sales charge is imposed on Class A shares issued as a result of the automatic reinvestment of dividends or capital gains distribution. An initial sales charge is not imposed on purchases of $1,000,000 or more of Class A shares; however, if those shares are redeemed within 12 months from date of purchase, a 1% contingent deferred sales charge ("CDSC") will be imposed at the time of redemption. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class A shares.

LETTER OF INTENT

     The sales charge applicable to purchases of Class A shares is waived pursuant to a Letter of Intent that states that the purchaser intends to purchase shares of the funds or other Regions Morgan Keegan Select Funds equal to at least $1,000,000 within a 13-month period. Investors may obtain a form of a Letter of Intent ("Letter") from their Morgan Keegan investment broker or the fund's transfer agent, Morgan Keegan & Company, Inc. ("Transfer Agent"). Under a Letter, purchases of shares of a fund which are sold with a sales charge made within a 13-month period starting with the first purchase pursuant to a Letter will be aggregated for purposes of calculating the sales charges applicable to each purchase. To qualify under a Letter, a minimum initial purchase of $50,000 must be made; purchases must be made for a single account; and purchases made for related accounts may not be aggregated under a single Letter. The Letter is not a binding obligation to purchase any amount of shares, but its execution will result in paying a reduced sales charge for the anticipated amount of the purchase. If the total amount of shares purchased does not equal the amount stated in the Letter (minimum of $1,000,000), the investor will be notified and must pay, within 20 days of the expiration of the Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased under the Letter. Shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose.

SALES CHARGE WAIVERS

     The sales charge is waived on Class A shares of each fund purchased (1) as a result of reinvestment of dividends and capital gain distributions and (2) by officers, Directors and full-time employees (and their immediate families, which includes their legal spouse and children under the age of 18) of Regions Financial Corporation ("Regions") (or its direct or indirect subsidiaries), or by Directors or officers (and their immediate families, which includes their legal spouse and children under the age of 18) of the fund. Also, shares of each fund may be acquired without a sales charge if the purchase is made through a Morgan Keegan representative who formerly was employed as a broker with another firm registered as a broker-dealer with the SEC, if the following conditions are met: (i) the purchaser was a client of the investment representative at the other firm for which the investment representative previously served as a broker; (ii) within 90 days of the purchase of the fund's shares, the purchaser redeemed shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (iii) the aggregate amount of the fund's shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. Investors seeking to avail themselves of this waiver will be required to provide satisfactory evidence that all the above-noted conditions are met and should contact their Morgan Keegan representative for more information.

CLASS C SHARES

     Class C shares are offered on a continuous basis at a price equal to their net asset value. Class C shares that are redeemed within one year of purchase are subject to a CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class C shares.

CLASS I SHARES

     Class I shares are offered on a continuous basis at a price equal to their net asset value, without an initial sales charge or a CDSC. Class I shares are available only to a limited group of investors. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class I shares.

     Morgan Keegan & Company, Inc., the funds, distributor, no longer offers shares of the High Income Fund to new investors. You may make purchases of shares only if you have continually held shares of the High Income Fund in your account since December 31, 2002. If you have beneficially held shares of the High Income Fund of $1 million or more (market value) continuously since December 31, 2002, you may purchase additional shares in your accounts provided that each such additional purchase is for $250,000 or more. Morgan Keegan reserves the right to reject any purchase order. The fund reserves the right to change this policy at any time.

                      ADDITIONAL INFORMATION ON REDEMPTIONS

     The right of investors to redeem their shares, and the date of payment for redemptions, may be suspended or postponed (1) for any periods when the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings); (2) when trading is restricted in markets normally utilized by each fund or when an emergency, as defined by the rules and regulations of the SEC exists, making disposal of the funds' investments or determination of its net asset value not reasonably practicable; or (3) for such other periods as the SEC by order may permit for protection of the funds' shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

     Each fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the funds' per share net asset value. However, each fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000, or (2) 1% of the net asset value of the fund at the beginning of such period. If payment is made in securities, a shareholder will incur brokerage or transactional expenses in converting those securities into cash, will be subject to fluctuation in the market price of those securities until they are sold, and may realize taxable gain or loss (depending on the value of the securities received and the shareholder's adjusted basis of the redeemed shares).

                             PERFORMANCE INFORMATION

     The funds' performance information included in the Prospectus and quoted rankings used in advertising and other promotional materials ("Performance Advertisements") are indicative only of past performance and are not intended to and do not represent future investment results. The funds' share price will fluctuate and shares, when redeemed, may be worth more or less than originally paid.

TOTAL RETURN CALCULATIONS

     Total return is composed of the income received on the securities held by the fund and either capital appreciation or depreciation of those securities.

     Average annual total return before taxes ("Return Before Taxes") is calculated according to the following formula:

                        n
                P(1 + T)        = ERV
where:          P               = a hypothetical initial payment of $1,000
                T               = average annual total return
                n               = number of years
              ERV               = ending redeemable value of a hypothetical
                                  $1,000 payment made at the beginning of
                                  that period

     Because each class of the funds has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and other distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared distributions of each fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the funds' sales charge on Class A shares and the CDSC on Class C shares from the distribution rate produces a higher rate.

     Average annual total return after taxes on distributions ("Return After Taxes on Distributions") is calculated according to the following formula:

                        n
                P(1 + T)        = ATV
                                     D
where:          P               = a hypothetical initial payment of $1,000
                T               = average annual total return (after taxes on
                                  distributions)
                n               = number of years
              ATV               = ending redeemable value of a hypothetical
                 D                $1,000 payment made at the beginning of
                                  that period after taxes on fund distributions but not after taxes on redemptions

     Average annual total return after taxes on distributions and sale of fund shares ("Return After Taxes on Distributions and Sale of Fund Shares") is calculated according to the following formula:

                        n
                P(1 + T)        = ATV
                                     DR
where:          P               = a hypothetical initial payment of $1,000
                T               = average annual total return (after taxes on
                                  distributions and redemption)
                n               = number of years
              ATV               = ending redeemable value of a hypothetical
                 DR               $1,000 payment made at the beginning of
                                  that period after taxes on fund distributions and redemptions

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown in the tables below. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     In addition to average annual total returns, the funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking each fund's sales charge on Class A shares or the CDSC on Class C shares into account. Excluding the funds' sales charge on Class A shares and the CDSC on Class C shares from a total return calculation produces a higher total return figure.

     The funds also may refer in Performance Advertisements to total return performance data that are not calculated according to the formulas set forth above ("Non-Standardized Return"). The funds calculate Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     The funds may advertise yield, where appropriate. Each fund's yield is computed by dividing net investment income per share determined for a 30-day period ("Period") by the maximum offering price per share (which includes the full sales charge, if applicable) on the last day of the period, according to the following standard:

                                 [\ a - b     /6   ]
                       YIELD = 2 [ |----- + 1|   -1]
                                 [/  cd       \    ]

           a    =  dividends and interest earned during the period
where:     b    =  net expenses accrued during the period
           c    =  the average daily number of fund shares outstanding during the period that would be entitled to receive dividends
           d    =  the maximum offering price per share on the last day of the period (NAV where applicable)

     In determining interest earned during the Period (variable "a" in the above formula), a fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For the purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next call date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

     With respect to the treatment of discount and premium on mortgage-backed and other asset-backed obligations that are expected to be subject to monthly payments of principal and interest ("paydowns"): (1) a fund accounts for gain or loss attributable to actual paydowns as an increase or decrease to interest income during the period and (2) a fund accrues the discount and amortizes the premium on the remaining obligation, based on the cost of the obligation, to the weighted average maturity date or, if weighted average maturity information is not available, to the remaining term of the obligation.


OTHER INFORMATION

     From time to time each fund may  compare  its  performance  in  Performance
Advertisements to the performance of other mutual funds or various market indices. The funds may also quote rankings and ratings, and compare the return of the funds with data published by Lipper Analytical Services, Inc.,
IBC/Donaghue's  Money Market fund Report,  CDA  Investment  Technologies,  Inc.,
Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar Mutual Funds, Value Line and other services or publications that monitor, compare, rank and/or rate the performance of mutual funds. The funds may refer in such materials to mutual fund performance rankings, ratings or comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, Barron's, Fortune, The New York Times, The Chicago Tribune, The Washington Post and The Kiplinger Letters.

     The funds may also compare their performance with, or may otherwise discuss, the performance of bank certificates of deposit ("CDs") and other bank deposits, and may quote from organizations that track the rates offered on such deposits. In comparing the funds or their performance to CDs, investors should keep in mind that bank CDs are insured up to specified limits by an agency of the U.S. government. Shares of the funds are not insured or guaranteed by the U.S. government, the value of funds' shares will fluctuate and shares, when redeemed, may be worth more or less than originally paid. Unlike the interest paid on many CDs, which remains as a specified rate for a specified period of time, the return on funds' shares will vary.

     Each fund's Performance Advertisements may reference the history of the fund's Adviser and its affiliates or biographical information of key investment and managerial personnel including the portfolio manager. The funds may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a college education or for retirement. The funds may discuss the advantages of saving through tax-deferred retirement plans or accounts.

                   TAX-DEFERRED RETIREMENT ACCOUNTS AND PLANS

     As noted in the funds' Prospectus, an investment in fund shares may be appropriate for various types of tax-deferred retirement accounts and plans. In general, income earned through the investment of assets of such an account or plan is not taxed to the beneficiaries until the income is distributed to them. Investors who are considering establishing such an account or plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. Additional information with respect to these accounts and plans is available upon request from any Morgan Keegan broker.

INDIVIDUAL RETIREMENT ACCOUNTS - IRAS

     If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $3,000 for yourself or $6,000 for you and your spouse, regardless of whether your spouse is employed (which amounts are increased by $500 for each spouse who has attained age 50 by the end of the calendar year for which the contribution is made), or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. You also may be able to make a nondeductible contribution to a "Roth IRA," distributions from which are not taxable under certain circumstances.

     An investment in fund shares through IRA contributions may be advantageous, regardless of whether the contributions are deductible by you for tax purposes, because all dividends and capital gain distributions on your fund shares are not immediately taxable to you or the IRA; they become taxable only when distributed to you from the IRA. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan or in certain other situations.

SELF-EMPLOYED INDIVIDUAL RETIREMENT PLANS - KEOGH PLANS

     Morgan Keegan will assist self-employed individuals to set up retirement plans through which fund shares may be purchased. Morgan Keegan generally arranges for a bank to serve as trustee for the plan and performs custodian services for the trustee and the plan by holding and handling securities.
However, you have the right to use a bank of your choice to provide these services at your cost. There are penalties for distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.

SIMPLIFIED EMPLOYEE PENSION PLANS - SEPPS, AND
   SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES - SIMPLES

     Morgan Keegan also will make available to corporate and other employers a SEPP or SIMPLE for investment in fund shares.

                             DIRECTORS AND OFFICERS

     The officers of the funds are responsible for the operation of the funds under the direction of the Board. The officers and Directors of the funds and their principal occupations during the past five years are set forth below. Each Director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law.

     An asterisk (*) indicates officers and/or Directors who are "interested persons" of the Company as defined by the 1940 Act by virtue of their positions with Morgan Keegan and Morgan Asset Management, Inc. (the "Adviser").

                                                                                         NUMBER OF
                      POSITION(S) HELD WITH                                              PORTFOLIOS IN FUND
NAME, ADDRESS AND     FUND AND LENGTH OF       PRINCIPAL OCCUPATION DURING               COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
AGE (1)               TIME SERVED              PAST FIVE YEARS                           BY DIRECTOR          HELD BY DIRECTOR

INTERESTED DIRECTORS
Allen B. Morgan,      Director (Since 1999)    Mr.  Morgan has been  Chairman of Morgan          22            Regions Financial
Jr.*                                           Keegan &  Company,  Inc.  since 1969 and                           Corporation
Age 63                                         Executive  Managing  Director  of Morgan
                                               Keegan & Company,  Inc.  since 1969.  He
                                               also has served as a Director  of Morgan
                                               Asset  Management,  Inc.  and of Regions
                                               Financial  Corporation  since  1993  and
                                               2001, respectively.

J. Kenneth            Director (Since 2003)    Mr.   Alderman  has  been  President  of          22                   None
Alderman*                                      Regions  Morgan Keegan Trust Company and
Age 53                                         Chief Executive  Officer of Morgan Asset
                                               Management,  Inc.  since  2002.  He  has
                                               been   Executive   Vice   President   of
                                               Regions   Financial   Corporation  since
                                               2000.   He   is   a   Certified   Public
                                               Accountant   and   Chartered   Financial
                                               Analyst.

INDEPENDENT DIRECTORS

William Jefferies     Director (Since 1999)    Mr.   Mann   has   been   Chairman   and          22                   None
Mann                                           President  of  Mann  Investments,   Inc.
Age 72                                         (real     estate     investments/private
                                               investing)  since  1985.  From  1984  to
                                               2004,  he served as a Director for Heavy
                                               Machines, Inc. (equipment contractor).

                                                                                         NUMBER OF
                      POSITION(S) HELD WITH                                              PORTFOLIOS IN FUND
NAME, ADDRESS AND     FUND AND LENGTH OF       PRINCIPAL OCCUPATION DURING               COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
AGE (1)               TIME SERVED              PAST FIVE YEARS                           BY DIRECTOR          HELD BY DIRECTOR
James Stillman R.     Director (Since 1999)    Mr.  McFadden has been Chief  Manager of          22                   None
McFadden(2)                                    McFadden       Communications,       LLC
Age 48                                         (commercial  printing)  since  2002  and
                                               President  and  Director  of 1703,  Inc.
                                               (restaurant  management)  since 1998. He
                                               also  has  served  as  a  Director   for
                                               several private companies since 1997.

Mary S. Stone         Director (Since 2003)    Ms. Stone has held the Hugh  Culverhouse          22                   None
Age 55                                         Endowed  Chair  of  Accountancy  at  the
                                               University   of   Alabama,   Culverhouse
                                               School of  Accountancy  since 1981.  She
                                               is   also   a   member   of    Financial
                                               Accounting  Standards  Advisory Council,
                                               AICPA,  Accounting  Standards  Executive
                                               Committee   and   AACSB    International
                                               Accounting Accreditation Committee.

                                                                                         NUMBER OF
                      POSITION(S) HELD WITH                                              PORTFOLIOS IN FUND
NAME, ADDRESS AND     FUND AND LENGTH OF       PRINCIPAL OCCUPATION DURING               COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
AGE (1)               TIME SERVED              PAST FIVE YEARS                           BY DIRECTOR          HELD BY DIRECTOR
W. Randall            Director (Since 2003)    Mr.  Pittman  has  been  Chief  Financial         22                   None
Pittman, Age 51                                Officer  of  Emageon,  Inc.  (healthcare
                                               information  systems)  since 2002.  From
                                               1999 to  2002,  he was  Chief  Financial
                                               Officer  of  BioCryst   Pharmaceuticals,
                                               Inc.   (biotechnology).   From  1998  to
                                               1999, he was Chief Financial  Officer of
                                               ScandiPharm,   Inc.   (pharmaceuticals).
                                               From  1995 to 1998,  he served as Senior
                                               Vice  President - Finance of  CaremarkRx
                                               (pharmacy  benefit   management).   From
                                               1983 to 1995, he held various  positions
                                               with   AmSouth    Bancorporation   (bank
                                               holding  company),  including  Executive
                                               Vice President and  Controller.  He is a
                                               Certified  Public  Accountant,  and  was
                                               with  the  accounting  firm  of  Ernst &
                                               Young, LLP from 1976 to 1983.

Archie W. Willis III  Director (Since 2002)    Mr.   Willis  has  been   President   of          22                   None
Age 47                                         Community  Capital  (financial  advisory
                                               and real estate development  consulting)
                                               since   1999  and  Vice   President   of
                                               Community  Realty  Company  (real estate
                                               brokerage)  since  1999.  He was a First
                                               Vice   President  of  Morgan   Keegan  &
                                               Company,  Inc.  from  1991 to  1999.  He
                                               also  has  served  as  a   Director   of
                                               Memphis Telecom, LLC since 2001.

                                                                -48-

                                                                                         NUMBER OF
                      POSITION(S) HELD WITH                                              PORTFOLIOS IN FUND
NAME, ADDRESS AND     FUND AND LENGTH OF       PRINCIPAL OCCUPATION DURING               COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
AGE (1)               TIME SERVED              PAST FIVE YEARS                           BY DIRECTOR          HELD BY DIRECTOR
OFFICERS

Carter E. Anthony*    President (Since 2003)   From 2002 to  present,  Mr.  Anthony has          N/A                  N/A
Age 61                                         served    as    President    and   Chief
                                               Investment   Officer  of  Morgan   Asset
                                               Management  Inc.  From 2000 to 2002,  he
                                               served as Executive  Vice  President and
                                               Director  of Capital  Management  Group,
                                               Regions  Financial   Corporation.   From
                                               1989  to  2000  Mr.   Anthony  was  Vice
                                               President-Trust  Investments,   National
                                               Bank of Commerce.

Thomas R. Gamble*     Vice-President (Since    Mr.  Gamble  has  been an  executive  at          N/A                  N/A
Age 62                2003)                    Regions   Financial   Corporation  since
                                               1981.  He was a  Corporate  IRA  Manager
                                               from  2000 to  2001  and a  Senior  Vice
                                               President    &   Manager   of   Employee
                                               Benefits   at   the   Birmingham   Trust
                                               Department  of Regions Bank from 1981 to
                                               2000.

                                                                                         NUMBER OF
                      POSITION(S) HELD WITH                                              PORTFOLIOS IN FUND
NAME, ADDRESS AND     FUND AND LENGTH OF       PRINCIPAL OCCUPATION DURING               COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
AGE (1)               TIME SERVED              PAST FIVE YEARS                           BY DIRECTOR          HELD BY DIRECTOR
Charles D. Maxwell*   Secretary and            Mr.   Maxwell   has   been  a   Managing          N/A                  N/A
Age 51                Assistant Treasurer      Director  of  Morgan  Keegan &  Company,
                      (Since 1999)             Inc. since 1998 and Assistant  Treasurer
                                               and   Assistant   Secretary   of  Morgan
                                               Keegan & Company,  Inc.  since 1994.  He
                                               has  been  Secretary  and  Treasurer  of
                                               Morgan  Asset  Management,   Inc.  since
                                               1993.  He was Senior Vice  President  of
                                               Morgan Keegan & Company,  Inc. from 1995
                                               to  1997.  Mr.  Maxwell  was  also  with
                                               Ernst &  Young  LLP  (accountants)  from
                                               1976  to 1986  and  served  as a  senior
                                               manager from 1984 to 1986.

Joseph C. Weller*     Treasurer (Since 1999)   Mr.  Weller  has  been   Executive  Vice          N/A                  N/A
Age 66                                         President  and Chief  Financial  Officer
                                               of Morgan Keegan & Company,  Inc.  since
                                               1969,  Treasurer and Secretary of Morgan
                                               Keegan &  Company,  Inc.  since 1969 and
                                               Executive  Managing  Director  of Morgan
                                               Keegan & Company,  Inc.  since 1969.  He
                                               also has served as a Director  of Morgan
                                               Asset Management, Inc. since 1993.

                                                                                         NUMBER OF
                      POSITION(S) HELD WITH                                              PORTFOLIOS IN FUND
NAME, ADDRESS AND     FUND AND LENGTH OF       PRINCIPAL OCCUPATION DURING               COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
AGE (1)               TIME SERVED              PAST FIVE YEARS                           BY DIRECTOR          HELD BY DIRECTOR
J. Thompson Weller*,  Assistant Secretary      Mr. Weller has been a Managing  Director          N/A                  N/A
Age 40                (Since 2003)             and   Controller   of  Morgan  Keegan  &
                                               Company,  Inc.  since  October  2001. He
                                               was   Senior    Vice    President    and
                                               Controller  of Morgan  Keegan & Company,
                                               Inc.  from October 1998 to October 2001,
                                               Controller   and  First  Vice  President
                                               from  February  1997  to  October  1998,
                                               Controller  and Vice President from 1995
                                               to   February    1997   and    Assistant
                                               Controller from 1992 to 1995.

David M. George*      Chief Compliance         Mr.    George   has   been   the   Chief          N/A                  N/A
Age 53                Officer                  Compliance   Officer  of  Morgan   Asset
                                               Management,   Inc.  and  a  Senior  Vice
                                               President  of Morgan  Keegan &  Company,
                                               Inc.   since  August  2004.  He  was  an
                                               Assistant  Director  of  Compliance  and
                                               Senior Vice  President of Morgan  Keegan
                                               &  Company,  Inc.  from  April  2002  to
                                               August  2004.  He was a  Branch  Manager
                                               and  First  Vice   President  of  Morgan
                                               Keegan & Company,  Inc.  from April 2001
                                               to  April   2002.   He  was  the  Branch
                                               Administrative  Officer  of the  Private
                                               Client  Group and First  Vice  President
                                               of Morgan  Keegan & Company,  Inc.  from
                                               July  1999  to  April  2001.  He  was  a
                                               Compliance    Administrator   and   Vice
                                               President  of Morgan  Keegan &  Company,
                                               Inc. from August 1995 to July 1999.

     (1) The address of each Director is c/o the Fund, Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103. Joseph C. Weller is the father of J. Thompson Weller. The address of Messrs. Weller, Weller, Maxwell and George is Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103. The address of Messrs. Anthony and Gamble is 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203.

     (2) McFadden Communications, LLC ("McFadden Communications"), a company of which Mr. McFadden is a majority owner, commenced a commercial banking relationship with Union Planters Bank in August 2003 pursuant to which Union Planters Bank extended to the company, in the ordinary course of business, a secured loan and line of credit. This relationship continued with Regions Bank subsequent to the June 30, 2004 merger of Union Planters Corporation and Regions Financial Corporation. Since July 1, 2004, the largest aggregate amount of debt outstanding on the line of credit and loan was approximately $1.9 million. As of December 31, 2004, the approximate aggregate amount of debt outstanding also was $1.9 million, a portion of which was borrowed at Prime Rate and the other portion of which was borrowed at 6.35%. Prior to July 1, 2004, McFadden Communications also performed printing services for Union Planters Corporation and one or more of its subsidiaries on a job-by-job basis competing with other printing companies. Since July 1, 2004, the company has performed similar services on the same basis for Regions Financial Corporation and one or more of its subsidiaries (collectively, "Regions") but not from MAM, Regions Morgan Keegan Trust Company or Morgan Keegan. For the year ended December 31, 2004, total billings from services provided to Regions amounted to approximately $86,000, representing less than 2% of the company's revenue over that same period of time.



     The Board has a standing Audit Committee. The standing Audit Committee consists of all the Directors of the funds who are not interested persons of the Company, as that term is defined in the 1940 Act ("Independent Directors"). The Audit Committee's function is to recommend to the Board the employment of the independent accountants to conduct the annual audit of the Company's financial statements; review with the independent accountants the outline, scope and results of this annual audit and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. For the fiscal year ended June 30, 2005, the Board's Audit Committee held three meetings.

     The Board also has a standing Independent Directors Committee consisting of all the Independent Directors. The Independent Directors Committee replaced the Board's Nominating Committee and the contract review functions of its former Audit and Contract Review Committee. The Independent Directors Committee must determine at least annually whether the funds' advisory, underwriting, Rule 12b-1 and other arrangements should be approved for continuance for the following year. The Independent Directors Committee is also responsible for evaluating and recommending the selection and nomination of candidates for Independent Director, assessing whether Directors should be added or removed from the Board and recommending to the Board policies concerning Independent Director compensation, investment in the funds and resources. The Independent Directors Committee considers prospective candidates from shareholders and any source it deems appropriate. The Committee initially evaluates prospective candidates on the basis of the information it receives, considered in light of the criteria discussed below. The Committee must receive at least the following information regarding a candidate: (1) name; (2) date of birth; (3) education;
(4) business,  professional or other relevant experience and areas of expertise;
(5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. Those prospective candidates that appear likely to be able to fill a significant need of the Board are contacted by a Committee member by telephone to discuss the position; if there appears to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee member(s), based on the results of these contacts, believes it has identified a viable candidate, it would consult with the full Committee for input. Any request by management to meet with the prospective candidate would be given appropriate consideration. Shareholders who would like to submit candidate names must submit them to the Secretary, who will forward such recommendation to the Independent Directors Committee Chair. Shareholders may send other written communications to the funds' Board or to an individual director by mailing such correspondence to the funds' Secretary (Address: Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103). Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual director. For the fiscal year ended June 30, 2005, the Board's Independent Directors Committee held six meetings.

     In addition, the Company has a Qualified Legal Compliance Committee ("QLCC") that consists of all of the Independent Directors. The QLCC receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of fiduciary duty under U.S. federal or state law or a similar material violation by the funds or by an officer, director, employee or agent of the funds. For the fiscal year ended June 30, 2005, the Board's QLCC held no meetings.

     Officers and Directors of the Company who are interested persons of the Company receive no salary or fees from the Company. Each Independent Director receives from the funds an annual retainer of $4,000, a quarterly meeting fee of $1,000 and reimbursement for related expenses for each meeting of the Board he or she attends. Independent Directors and Audit Committee Chairs receive from the Company annual compensation of $500. An additional $1,500 is paid to the Independent Directors for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone. No officer or Director is entitled to receive pension or retirement benefits from the Company or the funds.

     The table below sets forth the compensation paid to Directors for the fiscal year ended June 30, 2005.

                                                                                                 TOTAL COMPENSATION
                                AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL       FROM COMPANY AND
   NAME AND POSITION          COMPENSATION        BENEFITS ACCRUED AS        BENEFITS UPON      FUND COMPLEX PAID TO
    WITH THE COMPANY        FROM THE COMPANY     PART OF FUND EXPENSES        RETIREMENT              DIRECTOR
----------------------------------------------------------------------------------------------------------------------
Allen B. Morgan, Jr.               $0                     N/A                     N/A                    $0
Director
J. Kenneth Alderman                $0                     N/A                     N/A                    $0
Director


                                                                                                 TOTAL COMPENSATION
                                AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL       FROM COMPANY AND
   NAME AND POSITION          COMPENSATION        BENEFITS ACCRUED AS        BENEFITS UPON      FUND COMPLEX PAID TO
    WITH THE COMPANY        FROM THE COMPANY     PART OF FUND EXPENSES        RETIREMENT              DIRECTOR
----------------------------------------------------------------------------------------------------------------------
William Jeffries Mann            $9,000                   N/A                     N/A                  $43,375
Director
James Stillman R.                $8,625                   N/A                     N/A                  $43,500
McFadden
Director
W. Randall Pittman               $8,375                   N/A                     N/A                  $40,500
Director
Mary S. Stone                    $8,375                   N/A                     N/A                  $40,500
Director
Archie W. Willis III             $8,375                   N/A                     N/A                  $40,500
Director

     The following table sets forth the dollar range of equity securities beneficially owned by each Director in the funds and in all registered investment companies overseen by the Director as of December 31, 2004.

                                                       AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                             DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY
  NAME OF DIRECTOR           SECURITIES IN THE FUNDS    DIRECTOR IN FUND COMPLEX
--------------------------------------------------------------------------------
Allen B. Morgan, Jr.               Over $100,000              Over $100,000
J. Kenneth Alderman              $50,001-$100,000             Over $100,000
William Jeffries Mann                  None                  $10,001-$50,000
James Stillman R. McFadden          $1-$10,000               $10,001-$50,000
Mary S. Stone                          None                  $10,001-$50,000
W. Randall Pittman                     None                  $10,001-$50,000
Archie W. Willis III                   None                  $10,001-$50,000



                             PRINCIPAL SHAREHOLDERS

     As of October 7, 2005 Directors and officers owned in the aggregate less than 2% of the outstanding Class A, Class C, and Class I shares of each fund. As of October 7, 2005 the following shareholders were shown in the Company's records as owning more than 5% of any class of a fund's shares:


                                                                                  PERCENTAGE OF SHARES BENEFICIALLY
                FUND NAME                     SHAREHOLDER NAME AND ADDRESS*          OWNED AS OF OCTOBER 7, 2005
----------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund, Class A
----------------------------------------------------------------------------------------------------------------------
                                            Morgan Keegan & Company, Inc.                      32.91%
                                            HUBCO c/o Regions Financial                        18.88%
                                            Corporation
                                            Morgan Keegan & Company, Inc.                      14.08%
                                            Morgan Keegan & Company, Inc.                       8.00%
                                            Morgan Keegan & Company, Inc.                       5.33%
----------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund, Class C
----------------------------------------------------------------------------------------------------------------------
                                            None
----------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund, Class I
----------------------------------------------------------------------------------------------------------------------
                                            HUBCO c/o Regions Financial                        83.55%
                                            Corporation
                                            Sterling Trust Company as agent,                   13.93%
                                            Union Planters Bank as Trustee
                                            FBO Union Planters Corporation
----------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund, Class A
----------------------------------------------------------------------------------------------------------------------
                                            Regions Financial Trust                            20.16%
                                            Alabama Trucking Association                        7.51%
----------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund, Class C
----------------------------------------------------------------------------------------------------------------------
                                            None
----------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund, Class I
----------------------------------------------------------------------------------------------------------------------
                                            Regions Financial Trust                            19.05%
                                            Regions Financial Trust                            10.86%
                                            Hancock  Fabrics  Inc.  Retirement                  7.59%
                                            Plan
                                            St. Bernard's Hospital  Retirement                  6.44%
                                            Plan
----------------------------------------------------------------------------------------------------------------------
High Income Fund, Class A
----------------------------------------------------------------------------------------------------------------------
                                            Nathan Levine                                       6.86%
----------------------------------------------------------------------------------------------------------------------
High Income Fund, Class C
----------------------------------------------------------------------------------------------------------------------
                                            None
----------------------------------------------------------------------------------------------------------------------
High Income Fund, Class I
----------------------------------------------------------------------------------------------------------------------
                                            Regions Financial Trust                            14.03%
                                            Regions Financial Trust                            11.13%
                                            Regions Financial Trust                             9.37%


* The shareholders listed may be contacted c/o Morgan Asset Management, Inc., Morgan Keegan Tower, Fifty North Front Street, Memphis, Tennessee, 38103.


                               INVESTMENT ADVISER

     Morgan Asset Management, Inc., a wholly owned subsidiary of MK Holding, Inc., a wholly owned subsidiary of Regions, serves as the funds' investment adviser and manager under Investment Advisory and Management Agreements ("Advisory Agreement(s)"). The Advisory Agreement with respect to the Short Term Bond Fund became effective as of February 18, 2005. The Advisory Agreement with respect to the Intermediate Bond Fund and the High Income Fund became effective as of June 25, 2001. The Advisory Agreements provide that, subject to overall supervision by the Board, the Adviser manages the investment and other affairs of the funds. The Adviser is responsible for managing the funds' portfolio securities and for making purchases and sales of portfolio securities consistent with the funds' investment objective, policies and limitations described in the Prospectus and this SAI. The Adviser is obligated to furnish the funds with office space as well as with executive and other personnel necessary for the operation of the funds. In addition, the Adviser is obligated to supply the Board and officers of the funds with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. The Adviser and its affiliates also are responsible for the compensation of Directors and officers of each fund who are employees of the Adviser and/or its affiliates.

     The funds bear separately all their other expenses that are not assumed by the Adviser. These expenses include, among others: legal and audit expense; organizational expenses; interest; taxes; governmental fees; membership fees for investment company organizations: the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the funds and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption of the funds' shares; expenses of registering and qualifying fund shares for sale under applicable federal and state laws and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to each fund's shareholders; costs of stationery; costs of shareholders and other meetings of the funds; compensation and expenses of the Independent Directors; and insurance covering each fund and its respective officers and Directors. The funds are also liable for such nonrecurring expenses as may arise, including litigation to which the funds may be party. Each fund also may have an obligation to indemnify its Directors and officers with respect to any such litigation.

     The Short Term Bond Fund pays the Adviser an annual investment advisory fee equal to 0.35% of the fund's average daily net assets.

     Until June 30, 2004, Union Planters Investment Advisors ("UPIA") served as investment adviser to the fund's predecessor, the LEADER Short Term Bond Fund.
On June 30, 2004, Union Planters Corporation, the parent of UPIA, merged with and into Regions Financial Corporation and Morgan Asset Management, Inc. assumed the duties of UPIA under the Advisory Agreement for the LEADER Short Term Bond Fund. On February 18, 2005, the LEADER Short Term Bond Fund merged into the Short Term Bond Fund. For fiscal period ended June 30, 2005 and the fiscal years ended August 31, 2004 and 2003, the Short Term Bond Fund, and its predecessor, the LEADER Short Term Bond Fund, paid UPIA and Morgan Asset Management, Inc. investment advisory fees in the following amounts:

--------------------------------------------------------------------------------
                                  Gross (before                     Net (after
                                  voluntary                         voluntary
                                  reduction)          Reduction     reduction)
--------------------------------------------------------------------------------
Fiscal  Year  ended  August 31,   $202,200            $108,260      $93,940
2003
--------------------------------------------------------------------------------
Fiscal  Year ended  August 31,    $279,777            $115,216      $164,561
2004
(UPIA)
--------------------------------------------------------------------------------
Fiscal  Year ended  August 31,    $66,538             $24,196       $42,342
2004
(Morgan Asset Management,
Inc.)
--------------------------------------------------------------------------------
Fiscal  period  ended June 30,    $329,646            $119,872      $209,774
2005
--------------------------------------------------------------------------------
     * Information provided for the Short Term Bond Fund's predecessor fund, LEADER Short Term Bond Fund.

     The Adviser has contractually agreed to waive its fees and, if necessary, reimburse expenses of the Intermediate Bond Fund until October 31, 2006 so that total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) would not exceed 0.90% of net assets of Class A shares, 1.25% of net assets of Class C shares, and 0.65% of net assets of Class I shares. The Adviser has contractually agreed to waive its fees and, if necessary, reimburse expenses of the High Income Fund until October 31, 2006 so that total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) would not exceed 1.25% of net assets of Class A shares, 1.75% of net assets of Class C shares, and 1.00% of net assets of Class I shares.

     The Intermediate Bond Fund pays the Adviser a management fee at an annual rate of 0.40% of the fund's average daily net assets. For fiscal years ended June 30, 2005, 2004 and 2003, the Intermediate Bond Fund paid the Adviser $1,475,917, $898,012 and $644,640, respectively. The High Income Fund pays the Adviser a management fee at an annual rate of 0.75% of the fund's average daily net assets. For fiscal years ended June 30, 2005, 2004 and 2003, the High Income Fund paid the Adviser $7,710,703, $5,067,064 and $3,360,646, respectively.

     The Advisory Agreements will remain in effect from year to year, provided such continuance is approved by a majority of the Board, or by vote of the holders of a majority of the outstanding voting securities of each fund. Additionally, the Advisory Agreements must be approved annually by vote of a majority of the Directors of the funds who are not parties to the Agreement or "interested persons" of such parties as that term is defined in the 1940 Act. The Advisory Agreements may be terminated by the Adviser or the funds, without penalty, on sixty (60) days' written notice to the other, and will terminate automatically in the event of its assignment.

     In approving the Advisory Agreements in August 2005, the Board determined that the terms of the Advisory Agreements are fair and reasonable and that approval of the Advisory Agreements on behalf of each fund is in the best interests of each respective fund and its shareholders. The Board believes that the Advisory Agreements will enable each fund to continue to enjoy high quality investment advisory services at costs that it deems appropriate, reasonable and in the best interests of each fund and its shareholders.

     The Board specifically considered the following as relevant to its recommendations: (1) the nature, scope and quality of the services provided by the Adviser under the Advisory Agreements; (2) the investment process, personnel and operations of the Adviser; (3) the Adviser's financial condition; (4) the level of the fee and the overall expenses of the funds and how those compared to other similar funds; (5) the funds' performance records as compared to their peer groups and benchmark indices; (6) the anticipated effect of the funds' growth and size on its performance and advisory fee; (7) the level of fees the Adviser charges other accounts for the same or similar services; (8) any disciplinary history; (9) the Adviser's compliance systems and capabilities;
(10) any potential conflicts of interest; (11) the profitability of the Adviser under the Advisory Agreements; and (12) "fall-out" benefits to be realized by the Adviser and its affiliates (i.e., ancillary benefits to be realized by the Adviser and each of its affiliates from their relationship with the funds. The Board did not identify any single factor or information as all-important or controlling.

     In this connection, the Board was provided with information addressing each of these factors. The Independent Directors were assisted by independent legal counsel during their deliberations.

     The Board, in examining the nature and quality of the services provided by the Adviser considered the Adviser's experience in serving as an investment adviser for funds comparable to the funds it advises. The Board noted the extensive responsibilities that the Adviser has as investment adviser to the funds. In particular, the Board considered that the Adviser is responsible for making investment decisions on behalf of the funds, placing all orders for the purchase and sale of investments for the funds with brokers or dealers, and performing limited administrative functions. The Board also reviewed information regarding the Adviser's investment process and the qualifications and experience of the persons who serve as portfolio managers of the funds. In considering the Adviser's financial condition, the Board reviewed financial information regarding the company and its affiliates.

     The Board considered the fees payable under the Advisory Agreements. In this connection, the Board evaluated the Adviser's costs and profitability (to the extent practicable) in providing services to the funds, including the costs associated with the research and investment processes, personnel, systems and equipment necessary to perform their functions. The Board also examined the fees paid by the funds in light of fees paid by comparable funds.

     The Board also reviewed information regarding the investment performance of each fund on an absolute basis and compared to investment companies with similar investment objectives and policies (the "peer group"), as well as the fees and expenses incurred by each fund compared to its peer group.

     The Board further considered the Adviser's policies and procedures for the selection of brokers and dealers and for obtaining research from those brokers and dealers.

     Based on these considerations, the Board concluded that: (1) the funds were likely to benefit from the nature, quality and extent of the Adviser's services; and (2) the Adviser has the resources to provide the services and to carry out its responsibilities under the Advisory Agreements. The Board also concluded that the Adviser's compensation, including ancillary benefits, is fair and reasonable and that the performance of the funds had been reasonable under the Adviser's management in relation to the performance of its peer group and benchmark. Based on the foregoing, the Board, including the Independent Directors, approved the Advisory Agreements, as in the best interest of the funds.

     Under the Advisory Agreements, the funds will have the non-exclusive right to use the name "Morgan Keegan" until the Advisory Agreements are terminated, or until the right is withdrawn in writing by the Adviser.

                               PORTFOLIO MANAGERS

     The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. The Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

o BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

o ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus that may be equal to as much as 50% of his/her annual base salary. This bonus is determined by the portfolio manager's investment management results compared to a widely-accepted but specifically selected index by the portfolio manager. The portfolio manager may earn 50% of his bonus by meeting target returns and 75% of his bonus by meeting maximum returns. The remaining 25% of his bonus is determined by the Bonus Plan Committee and includes such factors as the portfolio manager's support of the firm's policies and procedures, the portfolio manager's acquisition for new business and portfolio manager's service to existing clients.

o EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Regions Financial Corporation's stock from pools determined from time to time by the Remuneration Committee of the Regions Financial Corporation's Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

o PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

o CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts are presented with the following potential conflicts:

     o The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers' focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

     o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

     o With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Adviser or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser or its affiliates may place separate, non-simultaneous, transactions for a fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

     o Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.


JAMES C. KELSOE,  PORTFOLIO  MANAGER FOR THE SHORT TERM BOND FUND,  INTERMEDIATE
--------------------------------------------------------------------------------
BOND FUND AND HIGH INCOME FUND
------------------------------

--------------------------------------------------------------------------------
                               Registered
                               Investment       Other Pooled
                               Companies         Investment          Other
                               Or Series          Vehicles         Accounts
--------------------------------------------------------------------------------
Number of Accounts Managed        6                   0             29
--------------------------------------------------------------------------------
Number of Accounts Managed        0                   0              0
with Performance-Based
Advisory Fees
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Assets Managed              $3,098,490,065           $0         $282,259,366
--------------------------------------------------------------------------------
Assets Managed with              $0                  $0             $0
Performance-Based
Advisory Fees
--------------------------------------------------------------------------------
The dollar range of shares of the funds beneficially owned by James C. Kelsoe as of June 30, 2005 was:
Short Term Bond Fund:      $0
Intermediate Bond Fund:    $100,001-$500,000
High Income Fund:          $500,001-$1,000,000

DAVID H. TANNEHILL, CO-PORTFOLIO MANAGER FOR THE SHORT TERM BOND FUND
---------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Registered      Other Pooled
                                  Investment       Investment           Other
                                  Companies        Vehicles           Accounts
--------------------------------------------------------------------------------
Number of Accounts Managed           1                0                  0
--------------------------------------------------------------------------------
Number of Accounts Managed           0                0                  0
with Performance-Based
Advisory Fees
--------------------------------------------------------------------------------
Assets Managed                 $1,510,227,162        $0                 $0
--------------------------------------------------------------------------------
Assets Managed with                 $0               $0                 $0
Performance-Based Advisory
Fees
--------------------------------------------------------------------------------
The dollar range of shares of the funds beneficially owned by David H. Tannehill as of June 30, 2005 was:
Short Term Bond Fund:      $0
Intermediate Bond Fund:    $0
High Income Fund:          $100,001-$500,000


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Under the Advisory Agreements, the Adviser is responsible for the execution of the funds' portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher commissions to brokers who provide research and analysis. The funds may not always pay the lowest commission or spread available. Rather, the funds also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.

     The Adviser may give consideration to research, statistical and other services furnished by broker-dealers to the Adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers. Such research and analysis may be useful to the Adviser in connection with services to clients other than the funds. The Adviser's fee is not reduced by reason of its receipt of such brokerage and research services. During the fiscal period and fiscal year ended June 30, 2005, the Short Term Bond Fund, the Intermediate Bond Fund and the High Income Fund paid brokerage commissions of $0, $0 and $0 respectively, to brokers who provided research services.


     From time to time the funds may use Morgan Keegan as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. The Adviser will not cause the funds to pay Morgan Keegan any commission for effecting a securities transaction for the funds in excess of the usual and customary amount other broker-dealers would have charged for the transaction. Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." Section 11(a) of the Securities Exchange Act of 1934 prohibits Morgan Keegan from executing transactions on an exchange for the funds except pursuant to the provisions of Rule 11a2-2(T) thereunder. That rule permits Morgan Keegan, as a member of a national securities exchange, to perform functions other than execution in connection with a securities transaction for the funds on that exchange only if the funds expressly consents by written contract. For the ten-month period ended June 30, 2005, the Short Term Bond Fund did not pay any brokerage commissions to Morgan Keegan. The Short Term Bond Fund's predecessor, the LEADER Short Term Bond Fund, did not pay any brokerage commissions to affiliates of LEADER Mutual Funds for its fiscal years ended August 31, 2004 and 2003. Prior to February 18, 2005, the fund was a series of LEADER Mutual Funds. For the fiscal years ended June 30, 2005, 2004 and 2003, neither the Intermediate Bond Fund nor the High Income Fund paid brokerage commissions to Morgan Keegan.

     The Adviser may also select other brokers to execute portfolio transactions. In the over-the-counter market, the funds will generally deal with responsible primary market-makers unless a more favorable execution can otherwise be obtained through brokers.

     The funds may not buy securities from, or sell securities to, Morgan Keegan as principal. The funds' Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the funds may purchase securities that are offered in underwritings in which Morgan Keegan is a participant.

     Investment decisions for the funds are made independently from those of other accounts advised by the Adviser. However, the same security may be held in the portfolios of more than one account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among the accounts. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large volume transactions may produce better executions and prices.

     The Company, its adviser and distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Subject to certain limitations, the Code of Ethics permits persons subject to the Code to invest in securities, including securities that may be purchased or held by the funds. The Code of Ethics describes the fiduciary duty owed to shareholders by covered persons and establishes procedures for personal investing and restricts certain transactions. For example, personal trading in most securities requires pre-clearance. In addition, the code of ethics places restrictions on the timing of personal investing in relation to trades by the funds.

     PORTFOLIO TURNOVER. Each fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. During the fiscal period ended June 30, 2005, the Short Term Bond Fund's portfolio turnover rate was 26%. During the fiscal year ended August 31, 2004 for the Short Term Bond

Fund's predecessor, the LEADER Short Term Bond Fund, portfolio turnover rate was 92%. During the fiscal years ended June 30, 2005 and 2004, the Intermediate Bond Fund's portfolio turnover rates were 49% and 47%, respectively. During the fiscal years ended June 30, 2005 and 2004, the High Income Fund's portfolio turnover rates were 86% and 79%, respectively.

     The fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with the fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. AS a result of the fund's investment policies, the fund's portfolio turnover rate may change from yer to year due to a variety of factors, including general market conditions, and may be higher than that of other mutual funds. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne by the fund, thereby decreasing the funds' total return. High turnover rates may also result in a higher level of taxable capital gains.

                                   DISTRIBUTOR

     Morgan Keegan serves as distributor of the funds' shares pursuant to an Underwriting Agreement between the Company, with respect to the Short Term Bond Fund, and Morgan Keegan dated February 18, 2005 and an Underwriting Agreement between the Company, with respect to the Intermediate Bond Fund and High Income Fund, and Morgan Keegan dated as of March 30, 2001 ("Underwriting Agreement(s)"). Morgan Keegan, a wholly owned subsidiary of Regions Financial Corporation and an affiliate of the Adviser, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. Morgan Keegan provides personalized investment services to its clients through more than 200 offices in 18 states.

     The funds' shares are offered continuously. The Underwriting Agreements obligate Morgan Keegan to provide certain services and to bear certain expenses in connection with the offering of each fund's shares, including, but not limited to: printing and distribution of prospectuses and reports to prospective shareholders; preparation and distribution of sales literature, and advertising; administrative and overhead cost of distribution such as the allocable costs of executive office time expended on developing, managing and operating the distribution program; operating expenses of branch offices, sales training expenses, and telephone and other communication expenses. Morgan Keegan compensates investment brokers of Morgan Keegan and other persons who engage in or support distribution of shares and shareholder service based on the sales for which they are responsible and the average daily net asset value of each fund's shares in accounts of their clients. Morgan Keegan also pays special additional compensation and promotional incentives from time to time, to investment brokers for sales of fund shares.

     Each fund has adopted a Distribution Plan with respect to the Class A shares and Class C shares (each a "Plan," and collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Short Term Bond Fund Rule 12b-1 Plan, distribution and service fees will be paid at an aggregate annual rate of up to 0.25% for Class A shares, and 0.45% for Class C shares of the fund's average daily net assets attributable to shares of that class. Under the Intermediate Bond Fund Rule 12b-1 Plan, distribution and service fees will be paid at an aggregate annual rate of up to 0.25% for Class A shares, and 0.60% for Class C shares of the fund's average daily net assets attributable to shares of that class. Under the High Income Fund Rule 12b-1 Plan, distribution and service fees will be paid at an aggregate annual rate of up to 0.25% for Class A shares and 0.75% for Class C shares of the fund's average daily net assets attributable to shares of that class. Class I shares are not subject to a distribution and service fee.

     For the ten-month period ended June 30, 2005, the Short Term Bond Fund paid service fees and distribution fees to Morgan Keegan pursuant to its Rule 12b-1 Plan of $16,566. For the ten-month period ended June 30, 2005, expenses paid for by Morgan Keegan for the Short Term Bond Fund included $14,909 for commissions and other compensation to employees, $1,160 for printing and mailing and $167 for promotional materials. For the fiscal year ended June 30, 2005, the Intermediate Bond Fund paid service fees and distribution fees to Morgan Keegan pursuant to its Rule 12b-1 Plan of $1,216,195. For the fiscal year ended June 30, 2005, expenses paid for by Morgan Keegan for the Intermediate Bond Fund included $1,037,202 for commissions and other compensation to employees, $81,505 for printing and mailing and $10,648 for promotional materials. For the fiscal year ended June 30, 2005, High Income Fund paid service fees and distribution fees to Morgan Keegan pursuant to its Rule 12b-1 Plan of $3,100,046. For the fiscal year ended June 30, 2005 expenses paid for by Morgan Keegan for the High Income Fund included $2,767,325 for commissions and other compensation to employees, $171,249 for printing and mailing, and $0 for promotional materials.

     Service fees and distribution fees paid by the funds to Morgan Keegan under the Plans may exceed or be less than Morgan Keegan's expenses thereunder. No interested person of the funds or non-interested Director had a direct or indirect interest in the Plans or related agreements. The funds benefits from the Plans by virtue of an ongoing broker's involvement with individual customers as well as the benefit from continued promotion.

     The Class A Plan with respect to the Short Term Bond Fund was approved by the initial shareholder on February 17, 2005 and as required by Rule 12b-1 under the 1940 Act, by the Board on January 24, 2005 including a majority of the Directors who are not "interested persons" of the fund, as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement (the "Qualified Directors"). The Class C Plan with respect to the Short Term Bond Fund was approved by the initial shareholder on November 1, 2005, and as required by Rule 12b-1 under the 1940 Act, by the Board on August 22, 2005, including a majority of the Qualified Directors.

     The Class A and Class C Plans with respect to the Intermediate Bond Fund and the High Income Fund were approved by the Initial Shareholder on January 13, 1999, and as required by Rule 12b-1 under the 1940 Act, by the Board on November 16, 1998, including a majority of the Qualified Directors.

     In approving the Plans, in accordance with the requirements of Rule 12b-1, the Board determined that the service and distribution fees were reasonable in view of the compensation Morgan Keegan investment brokers can receive relative to the compensation offered by competing bond funds. The Board also determined that the fees are reasonable in light of the service and distribution fees paid by other similar funds. Finally, the Board determined that there was a reasonable likelihood that the Plans would benefit each fund and its shareholders. This determination was based, in part, on the belief that the Plans enable the funds to have Morgan Keegan investment brokers available to promote and sell the funds, thereby assisting the funds to attract assets.

Growth of assets is expected to benefit the funds and the Adviser. The funds are expected to benefit from the potential for economies of scale in their operations that can arise from growth in assets, as well as from the increased potential for flexibility in portfolio management resulting from a net inflow of assets, as opposed to net redemptions. Shareholders of the funds are expected to benefit from continuing services provided by investment brokers and other staff members of Morgan Keegan as Distributor. The Adviser and Morgan Keegan are expected to benefit from the fact that their advisory, service and distribution fees, which are based on a percentage of assets, increase as fund assets grow and that their brokerage commissions and transfer fees will also increase as assets grow. The Board acknowledged, however, that there is no assurance that benefits to the funds will be realized as a result of the Plans.

     The Plans may be terminated by vote of a majority of the Qualified Directors or by vote of a majority of each fund's outstanding voting securities of the applicable class. Termination of the Plans terminates any obligation of the funds to pay service and distribution fees to Morgan Keegan, other than service and distribution fees that may have accrued but that have not been paid as of the date of termination. Any change in the Plans that would materially increase the service and distribution costs to the funds requires shareholder approval; otherwise the Plans may be amended by the Directors, including a majority of the Qualified Directors, as described above.

     The Plans, as currently in effect, will continue for successive one-year periods, provided that each such continuance specifically is approved by (1) the vote of a majority of the Qualified Directors and (2) the vote of a majority of the entire Board of the funds.

     Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the funds pursuant to the Plan or any related agreement shall provide to the Board, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which expenditures were made. Rule 12b-1 also provides that the funds may rely on that rule only if the selection and nomination of the funds' Independent Directors are committed to the discretion of such Independent Directors.

     The Underwriting Agreements are subject to the same provisions for annual renewal as the Plans. In addition, the Underwriting Agreement will terminate upon assignment or upon sixty (60) days' notice from Morgan Keegan. Each fund may terminate the Underwriting Agreement, without penalty, upon sixty (60) days' notice, by a majority vote of either its Board, the Qualified Directors, or the outstanding voting securities of each fund.

     Under the prior Underwriting Agreement between the Company and Morgan Keegan with respect to the Short Term Bond Fund and the prior Underwriting Agreement between LEADER Mutual Funds and BISYS Fund Services Limited Partnership with respect to the Short Term Bond Fund's predecessor fund, the Class A Shares for the fiscal periods and years set forth below, BISYS and Morgan Keegan earned and retained the following approximate amounts of sales charges:

                               FISCAL PERIOD     FISCAL YEAR       FISCAL YEAR
                                  ENDED             ENDED             ENDED
                              JUNE 30, 2005    AUGUST 31, 2004   AUGUST 31, 2003
                              (FEES PAID TO     (FEES PAID         (FEES PAID
                              MORGAN KEEGAN)    TO BISYS)           TO BISYS)
Regions Morgan Keegan             $7,065          $9.00                None
Select Short Term Bond
Fund



     Under the Underwriting Agreement and the prior Underwriting Agreement between the Company and Morgan Keegan with respect to the Intermediate Bond Fund and High Income Fund for the Class A Shares for the fiscal periods set forth below, Morgan Keegan earned and retained the following approximate amounts of sales charges:


                       FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                         JUNE 30, 2005       JUNE 30, 2004       JUNE 30, 2003
                         -------------       -------------       -------------
Intermediate Bond          $825,360            $309,035            $373,768
Fund
High Income Fund         $1,802,629          $1,110,571          $1,503,537


     Morgan Keegan earned and retained the following contingent deferred sales charges paid upon certain redemptions of shares for the fiscal year ended June 30, 2005:

Short Term Bond Fund.............................     $5,062

Intermediate Bond Fund...........................   $206,421

High Income Fund.................................   $244,795

                      PROXY VOTING POLICIES AND PROCEDURES

     The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the funds' portfolios. Under this authority, the Adviser is required to vote proxies related to portfolio securities in the best interests of each fund and its stockholders. The Board permits the Adviser to contract with a third party to obtain proxy voting and related services, including research of current issues.

     The Adviser has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that the Adviser votes proxies prudently and in the best interest of its clients for whom the Adviser has voting authority, including the funds. The Proxy Voting Policy also describes how the Adviser addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

     The Adviser's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, the Adviser utilizes Institutional Shareholder Services, Inc. ("ISS") to vote proxies in accordance with the Adviser's voting guidelines.

     The Adviser's guidelines adopt the voting recommendations of ISS. The Adviser retains final authority and fiduciary responsibility for proxy voting. The Adviser believes that this process is reasonably designed to address material conflicts of interest that may arise between the Adviser and a client as to how proxies are voted.

     In the event that an investment professional at the Adviser believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the Adviser's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between the Adviser and the client with respect to the voting of the proxy in that manner.

     If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between the Adviser and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

     Information regarding how the Adviser voted proxies relating to the funds' portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 800-564-2188 (toll-free) or visiting the SEC's website at www.sec.gov. You may also view the proxy voting activity for each fund by visiting Regions Financial Corporation's website at www.regions.com.

                         PORTFOLIO HOLDINGS INFORMATION

     A Fund's portfolio holdings are publicly available: (1) at the time such information is filed with the Securities and Exchange Commission ("SEC") in a publicly available filing; or (2) the day next following the day such information is posted on the Funds' website. A Fund's publicly available portfolio holdings, which may be provided to third parties without prior approval, are:

1. Complete portfolio holdings disclosed in the Fund's semi-annual or annual reports and filed with the SEC on Form N-CSR.

2. Complete portfolio holdings disclosed in the Fund's first and third quarter reports and filed with the SEC on Form N-Q.

3. Top ten portfolio holdings disclosed in the Fund's quarterly profiles and posted on the Funds' website approximately 25 days after quarter-end.

NON-PUBLIC PORTFOLIO HOLDINGS

Disclosure of a Fund's non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. Pursuant to the Funds' policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within a Fund's legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance. These policies and procedures must be followed when disclosing a fund's portfolio holdings to any party when such disclosure would provide information more current than the fund's most recent publicly available portfolio holdings. In addition, neither the fund, the Adviser nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the fund's non-public portfolio holdings.

SERVICE PROVIDERS. A service provider or other third party that receives information about a Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and recordkeeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

RATING AND RANKING ORGANIZATIONS. Any Fund officer may provide a Fund's non-public portfolio holdings to a rating and ranking organization (e.g., Lipper, Morningstar, etc.), without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

OTHER RECIPIENTS. A Fund's partial or complete portfolio holdings may be adisclosed to certain other recipients, including current and prospective shareholders of the Fund, provided that:

1. The recipient makes a specific request to an authorized person;

2. The  authorized  person  determines  that the Fund has a legitimate  business
purpose  for  disclosing   non-public  portfolio  holdings  information  to  the
recipient;

3. The Authorized Person obtains prior approval from the Fund's Chief Compliance Officer; and

4. The recipient signs a confidentiality agreement that provides that the non-public portfolio holdings: (1) will be kept confidential; (2) may not be used to trade; and (3) may not be disseminated or used for any purpose other than the purpose approved by the authorized person.

MEDIA. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

WAIVERS OF RESTRICTIONS. The Funds' policy may not be waived, or exceptions made, without the consent of the Funds' Chief Compliance Officer. All waivers and exceptions will be disclosed to the Funds' Board no later than its next regularly scheduled quarterly meeting.

CONFLICTS OF INTEREST. If the disclosure of non-public portfolio holdings presents a conflict of interest between the interests of the Funds' shareholders and the interests of the Funds' service providers or other third parties or affiliates thereof, then the conflict of interest will be presented to the Board for review prior to the dissemination of the portfolio holdings information.

BOARD REVIEW. As part of the annual review of the compliance policies and procedures of the Funds, the Chief Compliance Officer will discuss the operation and effectiveness of this Policy and any changes to the Policy that have been made or recommended with the Board.

                        DESCRIPTION OF THE FUNDS' SHARES

     The Company is incorporated as a Maryland corporation. The Articles of Incorporation permit the Board the right to issue two billion shares (2,000,000,000), par value of one tenth of one cent ($0.001). Under the Articles of Incorporation, the Directors have the authority to divide or combine the shares into a greater or lesser number, to classify or reclassify any unissued shares of the Company into one or more separate series or class of shares, without further action by the shareholders. As of the date of this SAI, the Directors have authorized three series of shares: Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund and the issuance of three classes of shares of each series or fund, designated as Class A, Class C and Class I. Shares have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

     The Articles of Incorporation provide that all dividends and other distributions on shares of each series or class will be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders. In calculating the amount of any dividends or other distributions, (1) each class will be charged with the transfer agency fee attributable to that class, (2) each class will be charged separately with such other expenses as may be permitted by the SEC and the Board and (3) all other fees and expenses shall be charged to the classes, in the proportion that the net assets of that class bears to the net assets of the applicable series.

     Each class will vote separately on matters pertaining only to that class and each series will vote separately on matters pertaining only to that series, as the Board may determine. On all other matters, all classes and series shall vote together and every share, regardless of class, shall have an equal vote with every other share. Except as otherwise provided in the Articles of Incorporation, the By-laws of the Company or as required by the provisions of the 1940 Act, all matters will be decided by a vote of a majority of the outstanding voting securities validly cast at a meeting at which a quorum is present. One-third of the aggregate number of shares of that series or class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that series or class and one-third of all shares of the Company shall constitute a quorum for the transaction of business by the Company.

     Unless otherwise required by the 1940 Act or the Articles of Incorporation, the Company has no intention of holding annual meetings of shareholders. The funds' shareholders may remove a Director by the majority of all votes of the Company's outstanding shares and the Board shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 25% of the outstanding shares of each fund.

          ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT,
                            DIVIDEND DISBURSING AGENT
                     AND PORTFOLIO ACCOUNTING SERVICE AGENT

     Morgan Keegan, under an agreement with the Company, provides management and administrative services to the Short Term Bond Fund, and, in general, supervises the operations of the funds. Morgan Keegan does not provide investment advisory services. As part of its duties, Morgan Keegan provides office space, equipment and clerical personnel for managing and administering the affairs of the Short Term Bond Fund. Morgan Keegan supervises the provision of custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services and provides other management and administrative services for the fund. The fund pays Morgan Keegan a fee for its services at the annual rate of 0.12% of the fund's average daily net assets. Prior to February 18, 2005, BISYS, L. P. ("BISYS") was the administrator of the LEADER Short Term Bond Fund, the Short Term Bond Fund's predecessor. For the ten-month period ended June 30, 2005 the fund paid Morgan Keegan an administrative services fee in the amount of $3,765 and BISYS an administrative services fee in the amount of $59,048. BISYS Fund Services, Inc. ("BISYS Services") provides sub-administrative services to the Short Term Bond Fund. For the ten-month period ended June 30, 2005, the Short Term Bond Fund paid BISYS Services an administrative services fee of $26,984. For the fiscal years ended August 31, 2004 and 2003, the LEADER Short Term Bond Fund paid a management and administrative services fee to BISYS in the amounts of $118,414 and $73,622, respectively.


     Morgan Keegan serves as the transfer and dividend disbursing agent of each fund. Services provided by Morgan Keegan include the issuance, cancellation and transfer of each fund's shares, and the maintenance of records regarding the ownership of such shares. Each fund pays Morgan Keegan an annual fee of $2,000 per month or $24,000 per year until net assets of the fund reach $20,000,000, at which time the fee will become $2,500 per month or $30,000 per year.

     Morgan Keegan also provides accounting services to each fund. These services include portfolio accounting, expense accrual and payment, fund valuation and financial reporting, tax accounting, and compliance control services. Each fund pays Morgan Keegan 0.03% of its average daily net assets for accounting services.

     The funds reserve the right, upon sixty (60) days' written notice, to make other charges to investors to cover administrative costs.

     State Street Bank and Trust Company, National Association, 108 Myrtle Street, Quincy, Massachusetts, 02171, serves as the custodian of the funds' cash and investment securities.

     The custodian is also responsible for, among other things, receipt and delivery of each fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company.

                                  LEGAL COUNSEL

     Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to each fund and has passed upon certain matters in connection with this offering.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, 50 North Front Street, Memphis, Tennessee 38103 was the Company's independent registered public accountants for the period ended June 30, 2005. The financial information under the caption "Financial Highlights" in the Prospectus has been derived from the funds' financial statements contained in the funds' Annual Report to shareholders for the period ended June 30, 2005 ("Annual Report"). Those financial statements have been examined by PricewaterhouseCoopers LLP whose report thereon also appears in the Annual Report and have been incorporated by reference in this Statement of Additional Information. PricewaterhouseCoopers LLP performed an audit of the funds' financial statements and will review the funds' federal and state income tax returns. KPMG LLP was the independent registered public accountants for the Intermediate Bond Fund and the High Income Fund for the fiscal year ended June 30, 2001. KPMG LLP was also the independent registered public accountants for the LEADER Short Term Bond Fund, the predecessor fund to the Short Term Bond Fund, for the fiscal years ended August 31, 2003 and 2002 and for the fiscal period ended August 31, 2001.

                            PART C: OTHER INFORMATION
                            -------------------------


Item 23. Exhibits:

     (a)       (1)  Articles of Incorporation.(1)
               (2) Amendment to Articles of Incorporation dated January 12, 1999.(2)
               (3)  Amendment  to  Articles  of  Incorporation  dated  July  21,
                    2000.(3)
               (4) Amendment to Articles of Incorporation dated August 21, 2000.(5)
               (5)  Articles of Amendment dated February 28, 2002.(7)
               (6) Articles Supplementary to the Articles of Incorporation dated September 13, 2002.(7)
               (7) Articles Supplementary to the Articles of Incorporation dated October 25, 2004.(9)
               (8) Articles Supplementary to the Articles of Incorporation dated November 8, 2004.(8)
               (9) Articles Supplementary to the Articles of Incorporation (filed herewith).

     (b)       By-laws(2)
               (1)  Amendment to Bylaws.(5)
               (2)  Amendment to Bylaws.(6)

     (c)       Instruments Defining Rights of Security Holders
               (1)  Articles of Incorporation.(1)
               (2)  Bylaws.(2)

     (d)       (1)  Advisory  Agreement  dated June 25, 2001 between  Registrant and Morgan Asset Management with respect to Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund.(6)

                    (a) Fee Waiver Agreement with respect to Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund.(9)

               (2)  Advisory   Agreement   dated   February   18,  2005  between
                    Registrant and Morgan Asset Management, Inc. with respect to Regions Morgan Keegan Select Short Term Bond Fund.(11)

     (e)       (1)  Underwriting Agreement.(6)

               (2) Underwriting Agreement dated February 18, 2005, between Registrant and Morgan Keegan & Company, Inc. with respect to Regions Morgan Keegan Select Short Term Bond Fund.(11)

     (f)       Bonus or Profit Sharing Contracts - none.

     (g) Custodian Agreement between Registrant and State Street Bank & Trust Company.(10)

     (h)       Other Material Contracts

               (1)  Amended and Restated Transfer Agency Agreement.(5)

               (2) Administration Agreement for Regions Morgan Keegan Select LEADER Short Term Bond Fund.(12)

               (3)  Fund Accounting Services Agreement dated July 1, 2005.(11)

     (i) Legal Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP regarding the legality of the securities being registered (filed herewith).

     (j)       (1)  Accountants'  Consent of  PricewaterhouseCoopers  LLP (filed herewith).
               (2)(a)  Accountants' Consent of KPMG LLP (filed herewith).
               (2)(b)  Accountants' Consent of KPMG LLP (filed herewith).

     (k)       Omitted Financial Statements - none.

     (l)       Initial Capital Agreement.(2)

     (m)       (1)  Distribution Plan pursuant to Rule 12b-1 for Class A Shares.
                    (11)
               (2)  Distribution Plan pursuant to Rule 12b-1 for Class C Shares.
                    (5)
                    (a)  Distribution Fee Addendum for Class C Shares.(11)

     (n) Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 as amended August 22, 2005.(11)

     (o)       Reserved

     (p)       Code of Ethics
               (1)  Revised Code of Ethics for Morgan Keegan  Select Fund,  Inc.
                    (9)
               (2) Amended and Restated Code of Ethics for Morgan Keegan & Co., Inc. and Morgan Asset Management, Inc.(4)


(1) Incorporated by reference to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, -- filed on October 27, 1998.
(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on January 21, 1999.
(3) Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on August 17, 2000.
(4) Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on August 25, 2000.
(5) Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 30, 2000.
(6) Incorporated by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 26, 2001.
(7) Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 29, 2002.
(8) Incorporated by reference to the Registrant's Registration Statement on Form N-14, SEC File No. 333-121018, filed on December 6, 2004.
(9) Incorporated by reference to Post Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 28, 2004.
(10) Incorporated by reference to Post Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 28, 1999.
(11) Incorporated by reference to Post Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on September 1, 2005

Item 24.  Persons controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          None.

Item 25.  Indemnification
          ---------------

          Section  Eleventh of the Articles of  Incorporation of the Corporation
          ----------------------------------------------------------------------
          states:
          -------

          Section 11.1. To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) as currently in effect or as it may hereafter be amended, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

          Section 11.2. To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) currently in effect or as it may hereafter be amended, the Corporation shall indemnify and advance expenses to its present and past directors, officers, or employees, and persons who are serving or have served at the request of the Corporation as a director, officer, employee, partner, trustee or agent, of or in similar capacities, for other entities. The Board of Directors may determine that the Corporation shall provide information or advance expenses to an agent.

          Section 11.3. Repeal or Modifications. No repeal or modification of this Article ELEVENTH by the stockholders of the Corporation, or adoption or modification of any other provision of the Articles of Incorporation or By-Laws inconsistent with this Article ELEVENTH, shall repeal or narrow any limitation on (1) the liability of any director, officer or employee of the Corporation or (2) right of indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

          Section 10.01 of the Bylaws of the Corporation states:
          ------------------------------------------------------

          The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (the "Proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against all reasonable expenses (including attorneys' fees) actually incurred, and judgments, fines, penalties and amounts paid in settlement in connection with such Proceeding to the maximum extent permitted by law, now existing or hereafter adopted.

          Paragraph 7 of the Advisory  Agreement dated June 25, 2001 between the
          ----------------------------------------------------------------------
          Corporation and Morgan Asset Management,  Inc. with respect to Regions
          ----------------------------------------------------------------------
          Morgan Keegan Select  Intermediate Bond Fund and Regions Morgan Keegan
          ----------------------------------------------------------------------
          Select High Income Fund states:
          -------------------------------

          A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.

          B. No provision of this Agreement shall be construed to protect any Director or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

          Paragraph 7 of the Advisory  Agreement dated February 18, 2005 between
          ----------------------------------------------------------------------
          the  Corporation  and Morgan Asset  Management,  Inc.  with respect to
          ----------------------------------------------------------------------
          Regions Morgan Keegan Select LEADER Short Term Bond Fund states:
          ----------------------------------------------------------------

          A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to Morgan Keegan Select or to any shareholder of Morgan Keegan Select or the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of Morgan Keegan Select.

          B. No provision of this Agreement shall be construed to protect any Director or officer of Morgan Keegan Select, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

          Paragraphs 7 and 8 of the Underwriting  Agreement dated March 30, 2001
          ----------------------------------------------------------------------
          between the Corporation and Morgan Keegan & Company, Inc. with respect
          ----------------------------------------------------------------------
          to Regions  Morgan  Keegan Select  Intermediate  Bond Fund and Regions
          ----------------------------------------------------------------------
          Morgan Keegan Select High Income Fund state:
          --------------------------------------------

          7. The Fund agrees to indemnify, defend and hold the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Fund shall not indemnify or defend such persons or hold them harmless with respect to any claims, demands, or liabilities based on information provided to the Fund by the Distributor; and provided further that this indemnification provision shall not inure to the benefit of any person who is an officer or director of the Fund or who controls the Fund within the meaning of Section 15 of the 1933 Act, as amended, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act, as amended, and further provided that in no event shall anything contained in this Agreement be construed so as to protect the Distributor against any liability to the Fund or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          8. The Distributor agrees to indemnify, defend and hold the Fund, its several officers and directors, and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Fund for use in the Registration Statement or arising out of or based upon any alleged omission by the Distributor to state a material fact in connection with such information required to be stated in the Registration Statement or necessary to make such information not misleading.

          Paragraphs 7 and 8 of the  Underwriting  Agreement  dated February 18,
          ----------------------------------------------------------------------
          2005 between the  Corporation  with respect to Regions  Morgan  Keegan
          ----------------------------------------------------------------------
          Select Short Term Bond Fund and Morgan Keegan & Company, Inc. states:
          ---------------------------------------------------------------------

          7. The Fund agrees to indemnify, defend and hold the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Fund shall not indemnify or defend such persons or hold them harmless with respect to any claims, demands, or liabilities based on information provided to the Fund by the Distributor; and provided further that this indemnification provision shall not inure to the benefit of any person who is an officer or director of the Fund or who controls the Fund within the meaning of Section 15 of the 1933 Act, as amended, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act, as amended, and further provided that in no event shall anything contained in this Agreement be construed so as to protect the Distributor against any liability to the Fund or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          8. The Distributor agrees to indemnify, defend and hold the Fund, its several officers and directors, and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Fund for use in the Registration Statement or arising out of or based upon any alleged omission by the Distributor to state a material fact in connection with such information required to be stated in the Registration Statement or necessary to make such information not misleading.

          Paragraph 3 of the Fund  Accounting  Service  Agreement  dated July 1,
          ----------------------------------------------------------------------
          2005   between   Morgan   Keegan   &   Company,    Inc.   and   Morgan
          ----------------------------------------------------------------------
          Keegan Select Fund, Inc. states:
          --------------------------------

               RESPONSIBILITY OF MORGAN KEEGAN & COMPANY, INC. Morgan Keegan shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but shall be indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence or willful misconduct. Morgan Keegan shall be entitled to rely on and may act upon the reasonable advice of the Fund's auditors or of counsel (who may be counsel of the Fund) on all matters, and shall not be liable for any action reasonably taken or omitted pursuant to such advice.

               In addition, Morgan Keegan shall not be liable for any loss of data or any delay in its performance under this Agreement to the extent such loss or delay is due to causes beyond its control, including but not limited to: acts of God, interruption in, loss of or malfunction in power, significant computer hardware or systems software or telephone communication service; acts of civil or military authority; sabotage; war or civil commotion; fire; explosion; or strike beyond delivery of minimum critical services. Morgan Keegan shall use its best efforts to minimize any such loss or delay by all practical means and to replace any lost data promptly. Morgan Keegan agrees not to discriminate against the Fund in favor of any other customer of Morgan Keegan in making computer time and its personnel available to input and process the transactions hereunder when a loss or delay occurs.

          Paragraph 10 of the Amended and Restated  Transfer  Agency and Service
          ----------------------------------------------------------------------
          Agreement    dated   August   21,   2000   between   the   Corporation
          ----------------------------------------------------------------------
          and Morgan Keegan & Company, Inc. states:
          -----------------------------------------

               RESPONSIBILITY OF MORGAN KEEGAN; LIMITATION OF LIABILITY. Morgan Keegan shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but the Fund shall indemnify and hold Morgan Keegan harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit brought by any person (including a shareholder naming the Fund as a party) other than the Fund arising out of, or in connection with, Morgan Keegan's performance of its obligations hereunder, provided, that Morgan Keegan does not act with bad faith, willful misfeasance, reckless disregard of its obligations and duties, or gross negligence.

          The Fund shall also indemnify and hold Morgan Keegan harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit (except to the extent contributed to by Morgan Keegan's bad faith, willful misfeasance, reckless disregard of its obligations and duties, or gross negligence) resulting from the negligence of the Fund, or Morgan Keegan's acting upon any instructions reasonably believed by it to have been executed or communicated by any person duly authorized by the Fund, or as a result of Morgan Keegan's acting in reliance upon advice reasonably believed by Morgan Keegan to have been given by counsel for the Fund, or as a result of Morgan Keegan's acting in reliance upon any instrument reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

          In no event shall Morgan Keegan be liable for indirect, special, or consequential damages (even if Morgan Keegan has been advised of the possibility of such damages) arising from the obligations assumed hereunder and the services provided for by this Agreement, including but not limited to lost profits, loss of use of the shareholder accounting system, cost of capital, cost of substitute facilities, programs or services, downtime costs, or claims of the Fund's shareholders for such damage.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          Morgan Asset Management, Inc., a Tennessee corporation that is a wholly owned subsidiary of MK Holding, Inc., a wholly owned subsidiary of Regions Financial Corporation, serves as the investment adviser to the Regions Morgan Keegan Select Short Term Bond Fund, the Regions Morgan Keegan Select Intermediate Bond Fund, the Regions Morgan Keegan Select High Income Fund, the Regions Morgan Keegan Select Funds, RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc. and RMK Strategic Income Fund, Inc. and is a registered investment adviser and offers investment management services to investment companies and other types of investors. Information on its officers and directors is included in its Form ADV dated June 23, 2005 and filed with the Securities and Exchange Commission ("SEC") (registration number 801-27629) and is incorporated herein by reference.

Item 27.  Principal Underwriter
          ---------------------

(a)  RMK Advantage Income Fund, Inc.
     RMK High Income Fund, Inc.
     RMK Strategic Income Fund, Inc.
     Regions Morgan Keegan Select Funds

(b)  Morgan Keegan & Company, Inc.

                              Positions and                  Positions and
Name and Principal            Offices With                   Offices With
Business Address              Underwriter                    Registrant
------------------            -------------                  -------------

(Principal Business Address,
unless otherwise noted, is:
Morgan Keegan Tower
Fifty Front Street
Memphis, Tennessee 38103)

Allen B. Morgan, Jr.          Chairman and                   Director
                              Chief Executive
                              Officer, Executive
                              Managing Director

Joseph C. Weller              Chief Financial                Vice President,
                              Officer, Executive             Treasurer (Chief
                              Managing Director,             Financial Officer)
                              Secretary and Treasurer

G. Douglas Edwards            Vice Chairman, President,      None
                              Chief Executive Officer
                              Executive Managing
                              Director

Robert A. Baird               Executive                      None
                              Managing Director

John C. Carson, Jr.           Executive                      None
                              Managing Director

Jerome M. Dattel              Executive                      None
                              Managing Director

Richard S. Ferguson           Executive                      None
                              Managing Director

Robert J. Glenn               Executive Managing             None
                              Director

E. Carl Krausnick, Jr.        Executive Managing             None
                              Director

Thomas V. Orr, Jr.            Executive Managing             None
                              Director

James A. Parish, Jr.          Executive Managing             None
                              Director

John H. Grayson, Jr.          Executive Managing             None
                              Director

John H. Abington              Managing Director              None

Gary S. Aday                  Managing Director              None

Allen B. Adler                Managing Director              None

Franklin P. Allen, III        Managing Director              None

William P. Allen, Jr.         Managing Director              None

Lori Sullivan Antolovic       Managing Director              None

Cary J. Amann                 Managing Director              None

George E. Arras, Jr.          Managing Director              None

James N. Augustine, Jr.       Managing Director              None

Reese E. Austin II            Managing Director              None

Joseph K. Ayers               Managing Director              None

Rodney D. Baber, Jr.          Managing Director              None

Woodley H. Bagwell            Managing Director              None

Charles E. Bailey             Managing Director              None

Lynn H. Ballinger, Jr.        Managing Director              None

Timothy L. Bambauer           Managing Director              None

Milton A. Barber III          Managing Director              None

W. Freeman Barber             Managing Director              None

Joseph C. Barkley             Managing Director              None

Reginald E. Barnes            Managing Director              None

Bartley G. Barnett            Managing Director              None

Glen E. Bascom                Managing Director              None

W. Preston Battle             Managing Director              None

Mark E. Bennett               Managing Director              None

Howard McShan Benz            Managing Director              None

Robert C. Berry               Managing Director              None

James Birdwell III            Managing Director              None

Ben M. Blackmon               Managing Director              None

William J. Blanton            Managing Director              None

Sander David Bleustein        Managing Director              None

Harold E. Blondeau            Managing Director              None

LaMonte E. Bolding            Managing Director              None

Charles E. Bottcher, Jr.      Managing Director              None

John D. Brewer                Managing Director              None

Robert A. A. Brewer           Managing Director              Mone

Scott Broady                  Managing Director              None

Susan Leonard Brown           Managing Director              None

Paul S. Burd                  Managing Director              None

Lawrence H. Campbell          Managing Director              None

John B. Carr, Jr.             Managing Director              None

Ted H. Cashion                Managing Director              None

Musa A. Cetingok              Managing Director              None

Subhasish Chandra             Managing Director              None

Jerry L. Chapman              Managing Director              None

Marshall A. Clark             Managing Director              None

William F. Clay               Managing Director              None

John R. Coleman               Managing Director              None

Lisa Westmoreland Collier     Managing Director              None

Thomas P. Colonna             Managing Director              None

Robert E. Cope III            Managing Director              None

Michael A. Crase              Managing Director              None

Bobby Critselous              Managing Director              None

J. Dow Crocker                Managing Director              None

Mark W. Crowl                 Managing Director              None

Bjorn F. Danielson            Managing Director              None

G. Lee Davis                  Managing Director              None

Frederick A. Dawson           Managing Director              None

Harold L. Deaton              Managing Director              None

William F. Deeley             Managing Director              None

Robert M. Derrington          Managing Director              None

William W. Deupree, Jr.       Managing Director              None

William W. Deupree III        Managing Director              None

James J. Dieck                Managing Director              None

David O. DiFillippo           Managing Director              None

Christopher M. Drummond       Managing Director              None

Robert H. Dudley, Jr.         Managing Director              None

Richard T. Dulaney            Managing Director              None

Richard H. Eckels             Managing Director              None

David M. Edelmuth             Managing Director              None

Steve D. Elam                 Managing Director              None

Robert C. Farmer              Managing Director              None

Carol Ann Faryewicz-Bishop    Managing Director              None

Richard K. Fellows            Managing Director              None

William Henry Fenoglio, Jr.   Managing Director              None

Donald F. Fontes              Managing Director              None

John D. Fortenberry           Managing Director              None

James M. Fowler, Jr.          Managing Director              None

P. Brian Fowler               Managing Director              None

John E. Fox                   Managing Director              None

Wilmer J. Freiberg            Managing Director              None

Graham D.S. Fulton            Managing Director              None

Thomas F. Galvin              Managing Director              None

Scott Z. Garfinkel            Managing Director              None

John H. Geary                 Managing Director              None

William A. Geary              Managing Director              None

J. Michael Gibbs              Managing Director              None

Kevin H. Giddis               Managing Director              None

Stephen P. Gilmartin          Managing Director              None

John A. Glover                Managing Director              None

Robert D. Gooch, Jr.          Managing Director              None

Robert D. Gooch III           Managing Director              None

James F. Gould                Managing Director              None

Gary W. Guinn                 Managing Director              None

David M. Guthrie              Managing Director              None

Jan L. Gwin                   Managing Director              None

John D. Gwynn                 Managing Director              None

Mark S. Hahn                  Managing Director              None

Russell L. Haltom             Managing Director              None

Jason Neil Hamblen            Managing Director              None

James W. Hamilton, Jr.        Managing Director              None

John W. Hancock III           Managing Director              None

William W. Harlin III         Managing Director              None

Chris B. Harrell              Managing Director              None

Michael J. Harris             Managing Director              None

Artie W. Hatfield             Managing Director              None

Haywood Henderson             Managing Director              None

Roderick E. Hennek            Managing Director              None

William P. Hinckley           Managing Director              None

Jay K. Hirt                   Managing Director              None

John M. Hirt                  Managing Director              None

Fred L. Hudson III            Managing Director              None

William F. Hughes, Jr.        Managing Director              None

Teddy D. Jackson              Managing Director              None

Patrick M. Jaeckle            Managing Director              None

J. Barry Jenkins              Managing Director              None

Kimble L. Jenkins             Managing Director              None

Robert Jetmundsen             Managing Director              None

C. Michael Johnson            Managing Director              None

James R. Johnson              Managing Director              None

William A. Jump               Managing Director              None

Randy H. Karchmer             Managing Director              None

Ram P. Kasargod               Managing Director              None

Carol Sue Keathley            Managing Director              None

Dan T. Keel III               Managing Director              None

William S. Kennedy            Managing Director              None

Mary Beth Ketcham             Managing Director              None

William R. Kitchens, Jr.      Managing Director              None

James D. Klepper              Managing Director              None

Peter R. Klyce                Managing Director              None

Peter Stephen Knoop           Managing Director              None

William L. Knox, Jr.          Managing Director              None

R. Patrick Kruczek            Managing Director              None

Tammira M. Kuntz              Managing Director              None

Gary V. Kutz                  Managing Director              None

James R. Ladyman              Managing Director              None

A. Welling LaGrone, Jr.       Managing Director              None

James Robert Lambert          Managing Director              None

Benton G. Landers             Managing Director              None

David M. Landry               Managing Director              None

Caswell Prewitt Lane Jr.      Managing Director              None

Paul R. Lanier                Managing Director              None

David James Lavelle           Managing Director              None

John R. Lawrence              Managing Director              None

Steve L. Lawrence             Managing Director              None

William M. Lellyett, Jr.      Managing Director              None

W. Gage Logan III             Managing Director              None

Harold W. Lynde III           Managing Director              None

Wiley H. Maiden               Managing Director              None

Robert E. Mallory             Managing Director              None

Michael F. Malloy             Managing Director              None

John Henry Martin             Managing Director              None

William D. Mathis, III        Managing Director              None

John Fox Matthews             Managing Director              None

Francis J. Maus               Managing Director              None

Charles D. Maxwell            Managing Director              Secretary and
                                                             Assistant Treasurer

John Welsh Mayer              Managing Director              None

W. Ward Mayer                 Managing Director              None

Shirley E. Mazzanti           Managing Director              None

W. Neal McAtee                Managing Director              None

Tavis C. McCourt              Managing Director              None

Morris W. McCuistion          Managing Director              None

Randall McEachem              Managing Director              None

Robert C. McEwan III          Managing Director              None

Jere S. McGuffee              Managing Director              None

John C. McKenzie              Managing Director              None

Thomas J. McQuiston           Managing Director              None

Gregg C. Meeks                Managing Director              None

David E. Mervis               Managing Director              None

Edward S. Michelson           Managing Director              None

G. Rolfe Miller               Managing Director              None

Gary C. Mills                 Managing Director              None

David Montague                Managing Director              None

K. Brooks Monypeny            Managing Director              None

John G. Moss                  Managing Director              None

William G. Mueller IV         Managing Director              None

Richard F. Mulligan, Jr.      Managing Director              None

Gavin M. Murrey               Managing Director              None

David S. Myers                Managing Director              None

Philip G. Nichols             Managing Director              None

John R. Norfleet              Managing Director              None

Mark O. O'Brien               Managing Director              None

John T. Oliver III            Managing Director              None

Thomas K. Oppenheim           Managing Director              None

John T. Pace, Jr.             Managing Director              None

Jack A. Paratore              Managing Director              None

J. Christopher Perkins        Managing Director              None

Minor W. Perkins              Managing Director              None

Logan B. Phillips, Jr.        Managing Director              None

George Pitt                   Managing Director              None

L. Jack Powell                Managing Director              None

Lee Powell                    Managing Director              None

Richard L. Preis              Managing Director              None

J. Jarrell Prince             Managing Director              None

Nathaniel L. Prosser          Managing Director              None

George B. Pugh, Jr.           Managing Director              None

David T. Putnam               Managing Director              None

Jeffrey M. Raff               Managing Director              None

Brent D. Rakers               Managing Director              None

C. David Ramsey               Managing Director              None

Wade B. Randolph, Jr.         Managing Director              None

Richard R. Reichelt, Jr.      Managing Director              None

Hedi H. Reynolds              Managing Director              None

Donna L. Richardson           Managing Director              None

R. Michael Ricketts           Managing Director              None

Kathy L. Ridley               Managing Director              None

Robert W. Rimer, Jr.          Managing Director              None

James T. Ritt                 Managing Director              None

Paul S. Rittelmeyer           Managing Director              None

Terry A. Robertson            Managing Director              None

Darien M. Roche               Managing Director              None

Stephen Rosen                 Managing Director              None

Kenneth L. Rowland            Managing Director              None

Walter A. Ruch III            Managing Director              None

Brian W. Ruttenbur            Managing Director              None

Michael L. Sain               Managing Director              None

Jan E. Sanchez                Managing Director              None

W. Wendell Sanders            Managing Director              None

Jon B. Sanderson              Managing Director              None

Thomas J. Savoie              Managing Director              None

Leonard F. Schaefer           Managing Director              None

E. Elkan Scheidt              Managing Director              None

Ronald J. Schuberth           Managing Director              None

Haygood P. Seawell            Managing Director              None

Leonard H. Seawell            Managing Director              None

G. Scott Setton               Managing Director              None

George C. Shaffrey            Managing Director              None

Lynn T. Shaw                  Managing Director              None

J. Larry Shipman              Managing Director              None

John M. Sillay                Managing Director              None

Martin B. Silverfield         Managing Director              None

Richard A. Simmons            Managing Director              None

Fred B. Smith                 Managing Director              None

Gary M. Smith                 Managing Director              None

Richard J. Smith              Managing Director              None

Robert I. Smith               Managing Director              None

H. Lee Snipes, Jr.            Managing Director              None

Robert L. Snider              Managing Director              None

H. Lee Snipes, Jr.            Managing Director              None

John B. Snowden, IV           Managing Director              None

Thomas A. Snyder              Managing Director              None

Richard A. Spell              Managing Director              None

John W. Stokes, III           Managing Director              None

John W. Stokes                Managing Director              None

John Burke Strange            Managing Director              None

Scott E. Tabor                Managing Director              None

James M. Tait, III            Managing Director              None

Hugh C. Tanner                Managing Director              None

Gary C. Tate                  Managing Director              None

Phillip C. Taylor             Managing Director              None

Grady G. Thomas, Jr.          Managing Director              None

Van C. Thompson               Managing Director              None

John D. Threadgill            Managing Director              None

Ronald L. Tillett             Managing Director              None

Alan Ray Tipton               Managing Director              None

Richard B. Travis             Managing Director              None

Francis M. Traynor, Jr.       Managing Director              None

William Bruce Trusty          Managing Director              None

Mark S. Utkov                 Managing Director              None

Bernard VanderLinden          Managing Director              None

Greg L. Vedel                 Managing Director              None

Edmund J. Wall                Managing Director              None

Stephen K. Wallace            Managing Director              None

W. Charles Warner             Managing Director              None

Geoffrey D. Waters            Managing Director              None

Richard E. Watson             Managing Director              None

Joseph Thompson Weller        Managing Director              Controller and
                                                             Assistant Secretary

Ward M. Wilcox                Managing Director              None

John E. Wilfong               Managing Director              None

D. Dodd Williams              Managing Director              None

John M. Williams              Managing Director              None

John Grover Wilson            Managing Director              None

John S. Wilson                Managing Director              None

William H. Wise, Jr.          Managing Director              None

Bret M. Wood                  Managing Director              None

Randall R. Woodward           Managing Director              None

J. William Wyker III          Managing Director              None

Johnny S. Wyse                Managing Director              None

Paul B. Young, Jr.            Managing Director              None

John J. Zollinger, III        Managing Director              None

William D. Zollinger          Managing Director              None

(c)  None

Item 28.  Location of Accounts and Records
          --------------------------------

          The books and other documents required by paragraphs (b)(4) of Rule 31a-1 and paragraphs (a) (4) and (5) of Rule 31a-2 under the Investment Company Act of 1940 ("1940 Act") are maintained in the physical possession of Registrant's adviser, Morgan Asset Management, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103 and 417 North 20th Street, Suite 1500, Birmingham, AL 35203. All other accounts, books and other documents required by
Section 31a of the 1940 Act and the rules thereunder are maintained in the physical possession of Registrant's transfer agent and portfolio accounting service provider, Morgan Keegan & Co., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103 and BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

Item 29.  Management Services
          -------------------

          Not applicable

Item 30.  Undertakings - none
          ------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, Morgan Keegan Select Fund, Inc., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A ("Post-Effective Amendment") under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee, on the 28th day of October, 2005.

                                       MORGAN KEEGAN SELECT FUND, INC.


                                       By:  /s/ Carter E. Anthony
                                            ------------------------------------
                                            Carter E. Anthony, President


     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature                         Title                         Date
---------                         -----                         ----

/s/ Carter E. Anthony             President (Chief              October 28, 2005
---------------------             Executive
Carter E. Anthony                 Officer)



/s/ Allen B. Morgan, Jr.          Director                      October 28, 2005
------------------------
Allen B. Morgan, Jr.


/s/ Joseph C. Weller              Vice President and            October 28, 2005
--------------------              Treasurer (Chief
Joseph C. Weller                  Financial Officer)


/s/ William Jefferies Mann        Director                      October 28, 2005
--------------------------
William Jefferies Mann


/s/ James Stillman R. McFadden    Director                      October 28, 2005
------------------------------
James Stillman R. McFadden


/s/ Archie W. Willis III          Director                      October 28, 2005
------------------------
Archie W. Willis III


/s/ Mary S. Stone                 Director                      October 28, 2005
-----------------
Mary S. Stone


/s/ W. Randall Pittman            Director                      October 28, 2005
----------------------
W. Randall Pittman

/s/ J. Kenneth Alderman           Director                      October 28, 2005
-----------------------
J. Kenneth Alderman

                                  EXHIBIT INDEX


Exhibit (a)(9)    Articles Supplementary to the  Articles of Incorporation
Exhibit (i)       Legal Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP
Exhibit (j)(1)    Accountants' Consent of PricewaterhouseCoopers LLP
Exhibit (j)(2)(a) Accountants' Consent of KPMG LLP
Exhibit (j)(2)(b) Accountants' Consent of KPMG LLP